[GRAPHIC]

ANNUAL REPORT


RSI RETIREMENT TRUST


CORE EQUITY FUND

VALUE EQUITY FUND

EMERGING GROWTH EQUITY FUND

INTERNATIONAL EQUITY FUND

ACTIVELY MANAGED BOND FUND

INTERMEDIATE-TERM BOND FUND

SHORT-TERM INVESTMENT FUND


SEPTEMBER 30, 2002


BROKER/DEALER:
RETIREMENT SYSTEM
Distributors Inc.

317 Madison Avenue
New York, NY  10017-5201
800-772-3615

www.rsgroup.com

TABLE OF CONTENTS
------------------------------------------------------------------------

President's Message.........................................    1
Investment Review...........................................    3
Combined Financial Statements...............................   18
    Financial Statements of Investment Funds................   20
    Core Equity Fund........................................   20
    Value Equity Fund.......................................   23
    Emerging Growth Equity Fund.............................   27
    International Equity Fund...............................   31
    Actively Managed Bond Fund..............................   35
    Intermediate-Term Bond Fund.............................   41
    Short-Term Investment Fund..............................   46
Notes to Financial Statements...............................   50
Report of Independent Accountants...........................   61
Annual Meeting Results......................................   62
Officers, Consultants, Investment Managers,
  Custodian, Distributor, Transfer Agent, Independent
  Auditors and Counsel......................................   63
About the Fund's Trustees and Senior Officers...............   64

[RSI LOGO](R)
is a registered trademark of Retirement System Group Inc.

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

To Our Unitholders:

    The fiscal year of RSI Retirement Trust covered by this annual report began on October 1, 2001, just 20 days after one of the most troubling and tragic events that the United States of America ever encountered. That day's catastrophic attack, known simply as September 11th, upon our country's institutions and innocent human beings has had a profound effect. Indeed, our collective and individual behavior will be altered for years to come and, in one way or another, every citizen will be affected. The terrorists' stated objective was to instill fear and diminish the United States' economic might.

    Before September 11, 2001, the deterioration in the U.S. economy had already been evident for several months and the stock market sector "bubbles" were rapidly deflating. The aftermath of the September attack accelerated the economy into a brief, shallow, recession. The major U.S. stock markets, as well as international markets, continued their declines throughout the fiscal year, reaching dramatic lows by the end of the year. The extensive corporate accounting scandals also came to light during the fiscal year, greatly eroding confidence in public corporations and the accounting profession. It will take some time before confidence is fully restored.

    Finally, the threat of more terrorist attacks and the probable war with Iraq will haunt us for some time. The world has suddenly become more dangerous and foreign affairs will be a much higher priority for the United States from now on.

    We all recall the fear and uncertainty during the weeks following
September 11th. Therefore, it is gratifying to note that federal, state and local governments have done much to deal effectively with the threat to national security. Of course, much more needs to happen and the nation's will, to do what is necessary to meet future challenges, appears to be at a high level. As to the corporate scandals, I believe appropriate safeguards are being implemented and, gradually, confidence in business entities will be restored. The impending war with Iraq, assuming Saddam Hussein doesn't comply with United Nations resolutions, remains. If war is required, I believe our resolve to right the situation will prevail.

    Considering that these significant events were concentrated within one year, I believe the U.S. economy has demonstrated surprising resiliency. Indeed, under the circumstances, who would have predicted that the economy would end the year in relatively good shape? It is a testament to our country's vast economic resources.

    During fiscal year 2002, unemployment peaked at 6.0% in April, but it has decreased since then to close the fiscal year at 5.6%. Productivity continues to show strength, fueled by the technological advancements and investments of those "bubble days." Many of those investments have enabled companies to be more adept at adjusting to economic downturns, providing greater access to pertinent economic and customer information and to adjusting output accordingly.

    Consumer America, which comprises over 70% of gross domestic product (GDP), has avoided a recession thus far. Consumer spending has continued growing at a rate of approximately 2.5% to 3.0% per year. A reasonable unemployment rate, a rise in the personal savings rate and the overall affordability of housing, have allowed consumers to remain far more stable participants in the economy than they have been in past recessions. Low interest rates, the 2004 tax cuts and additional government defense spending should facilitate further economic expansion.

    Does this mean that the major stock market averages will soon make new highs? Not likely, since the Standard & Poor's 500 Composite Stock Price Index would need to approximately double from its recent low to reach the March 2000 high of 1552 and the Nasdaq Composite Index would need to rise more than four-fold from the recent low to exceed the March 2000 high at 5132. Approximately seven years are required to double an investment if it earns 10% per year and 14 years to quadruple it at that rate. One day, however, the bear market will end and upward momentum will again become possible.

    RSI Retirement Trust's advice to our shareholders has always been that a disciplined, diversified investment program with a long-term time horizon has the best chance of succeeding. I remain confident in this advice and we continue, as always, to follow the Trust's STATEMENT OF INVESTMENT OBJECTIVES AND GUIDELINES. We work diligently to assure that the processes governing the investment of the retirement assets in the Trust are held to very high standards. Therefore, I want to advise you of recent changes that have been made in the portfolio management of two funds of the RSI Retirement Trust.

    The Trust's current investment program has operated successfully since its inception on January 1, 1983. One reason for the success of the program was the willingness on the part of the Board of Trustees to make portfolio manager changes along the way, as needed. Accordingly, a co-portfolio manager was added to the RSI Retirement Trust Core Equity Fund, during the third quarter of fiscal year 2002, to aid in the management of the Fund. Subsequently, the two portfolio managers of the Emerging Growth Equity Fund were replaced with two newly appointed subadvisers--Neuberger Berman Management Inc. and Batterymarch Financial Management, Inc.--effective October 2, 2002. We are confident that these changes will benefit shareholders.

    Please feel free to contact me at (212) 503-0101 if you have any questions about this Annual Report, the STATEMENT OF INVESTMENT OBJECTIVES AND GUIDELINES or any aspect of the RSI Retirement Trust. I thank you for your continued support.

                                              Sincerely,

                                              /s/ William Dannecker

                                              William Dannecker
                                              President and Trustee
                                              November 15, 2002

INVESTMENT REVIEW
--------------------------------------------------------------------------------

EQUITY MARKET ENVIRONMENT

    We began fiscal year 2002 on October 1, 2001, right on the heels of September 11th. Just as the attacks on American soil that day changed many perceptions about the United States' invulnerability to terrorism, the ensuing twelve months did much to change investors' perceptions of the equity market. The bursting of the technology bubble made it clear that stocks go down as well as up. The erratic pattern of economic data challenged the simple definitions of recession and growth. The numerous scandals involving corporate executives forced investors to question reported data as never before. Finally, the ongoing war on terrorism, the growing tensions in the Middle East and the potential for conflict between the United States and Iraq remind investors that political risk must be a factor in investments as well. With all this uncertainty, it is not surprising that the equity markets spent most of fiscal 2002 in a downtrend.

    While the technology bubble had been pricked by the time fiscal 2002 began, the economic dislocations that ensued after September 11th made it clear that further adjustments needed to be made to corporate spending plans. As technology spending had come to make up a significant proportion of capital spending, the technology suppliers were directly affected. Since corporations by and large overshot on the way up, adding more hardware, software and equipment than they needed even for good times, they had to cut back again and again on their spending plans for a slower growth environment. In turn, technology companies have repeatedly lowered their forecasts for future growth, and have seen their stock prices follow those forecasts down.

    In many respects, the past year has been one of two economies. The corporate economy has seen repeated contractions, while the consumer economy has been remarkably consistent. Suppliers to the corporate market, from raw materials companies to airlines to distributors of office supplies, have seen reductions in demand. Corporate downsizings have hit most sectors of the economy, though the uptick in unemployment has not been enough to constrain the consumer. The consumer has remained a stable participant, aided by low interest rates that have kept housing affordable and enabled many to extract some of the equity in their homes through refinancings. Whether or not the U.S. has been in a recession becomes a matter of perception as much as one of economic data.

    The perception of corporate America is not nearly as ambiguous: the corporate accounting scandals that reverberated through fiscal year 2002 made distrust the order of the day. The year was marked by repeated revelations of wrong-doing exacerbated by constant media coverage. Creative expressions of corporate earnings left investors skeptical of reported data and of corporate executives. As investors lost confidence in corporate governance, the declining equity market reflected that distrust.

    The equity market was also clearly affected by the ever-changing political climate. In the aftermath of September 11th, investors were uncertain of what the future held and feared further terrorist attacks on American soil. Ongoing conflict in the Middle East added to the uncertainty, which grew as rumblings of war with Iraq began in earnest. This tense political climate will add to the market's volatility for the foreseeable future.

    There were few bright spots in the equity markets during fiscal 2002, as all major indexes yielded negative returns. The Dow Jones Industrial Average (a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq) returned -14.18%. The S&P 500 Index (an unmanaged representative index of the broad equity market) returned -20.49% for fiscal year 2002, and hit a four-year low in July. The Nasdaq Composite Index finished fiscal year 2002 with a -21.78% return and also hit its five-year low in July. The Russell 2000 (a benchmark for small capitalization stocks), was -9.30% for the fiscal year. Finally, the MSCI EAFE Index, representing more than 1,300 non-U.S. stocks from over 20 countries, returned -15.53% for the fiscal year.

    However, there are some indications that change is brewing. During the fourth quarter of the fiscal year, quarter ended September 30, 2002, large-cap stocks outperformed their smaller counterparts and growth stocks outperformed value stocks for the first time during 2002. In August, the senior executives of the vast majority of the largest U.S. corporations, and many from smaller ones, personally attested to the truthfulness of their companies' financial statements, attempting to reestablish investor confidence in the current reports and future forecasts. After such a difficult year, those forecasts are far from rosy, but there are glimmers of optimism beginning to show through the clouds.

RSI RETIREMENT TRUST CORE EQUITY FUND

    The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high quality, medium- to-large companies which the manager, Retirement System Investors Inc. ("Retirement System Investors") believes to be reasonably valued relative to their earnings growth potential.

PORTFOLIO COMMENTARY

    For the fiscal year ended September 30, 2002, the Core Equity Fund's return was -24.19% versus the -20.49% for the S&P 500 Index, the market index benchmark for the Fund. This fiscal year was a particularly volatile one, marked at the outset by the sharp snapback rally after the unprecedented market closing in the wake of the September 11th attacks and at the close by the weakest quarter for the S&P since 1987. The final quarter of the fiscal year was, relative to the Index, the best quarter for the Core Equity Fund for the year: in that quarter, the Fund's net return was -16.41% compared to the -17.28% for the S&P 500.

    During this fiscal year, the Fund faced two significant headwinds: the decline in the overall equity market and the relative outperformance of value oriented equities compared to growth stocks. The Russell 1000 Growth Index, a proxy for large capitalization growth stocks, returned -22.50% during the same period, underperforming the more value oriented S&P 500.

    The Fund's holdings emphasized sectors most likely to benefit from an economic rebound: industrials, information technology and financials. However, as the economic rebound proved more muted than expected, many companies in these sectors found their actual results falling short of estimates. Corporate capital spending has yet to recover, suggesting that the overcapacity in the economy still has yet to be exhausted. The consumer sector remained far more buoyant than anyone would have predicted. The Fund rebuilt its exposure to this sector as valuations contracted and the fundamentals remained strong, with an emphasis on companies such as Wal-Mart, Kohls and Bed Bath & Beyond that are gaining share and providing clear value to consumers. Finally, defensive sectors, such as health care, provided important stability in a volatile year: Johnson & Johnson, Pfizer and HCA contributed to the performance.

    As we enter fiscal 2003, the Fund is invested in a diversified array of high quality companies which are most likely to succeed in the environment of moderate growth that is currently anticipated. They have passed the now important litmus test of corporate management integrity: all have chief executive and chief financial officers who have personally attested to their companies' financial statements. They are more likely than not to be among the largest companies in their respective markets, and generally are using that platform to continue to expand their market presence. These strongest companies and managements have been through downturns before, and in the opinion of the manager, are most likely to weather the challenges and take advantage of the opportunities that difficult times can present.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
CORE EQUITY FUND VS. S&P 500 INDEX
For 10-Year Period Ended 9/30/02

        CORE EQUITY  S&P 500
               FUND    INDEX
RETURN        7.29%    8.99%
RISK         16.43%   16.58%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE CORE EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. THE S&P 500 INDEX REFLECTS THE PERFORMANCE OF THE BROAD EQUITY MARKET AND IS A MARKET INDEX BENCHMARK FOR THE FUND.
STANDARD DEVIATION IS A STATISTICAL MEASURE OF VOLATILITY OFTEN USED AS A MEASURE OF RISK. IN GENERAL, THE GREATER THE STANDARD DEVIATION, THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF EACH INVESTMENT CAN BE DETERMINED. A LOWER STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CORE EQUITY FUND VS. S&P 500 INDEX

     CORE EQUITY  S&P 500
           Fund:   Index:
92       $10,000  $10,000
93       $11,462  $11,300
94       $11,821  $11,713
95       $15,523  $15,188
96       $18,800  $18,275
97       $25,294  $25,660
98       $26,391  $27,988
99       $35,327  $35,765
00       $39,242  $40,519
01       $26,652  $29,732
02       $20,206  $23,642


GROWTH OF $10,000  CORE EQUITY FUND  S&P 500 INDEX
1 year                       $7,581         $7,951
3 years                      $5,720         $6,610
5 years                      $7,989         $9,213
10 years                    $20,206        $23,642

CUMULATIVE RETURNS
1 year              -24.19%  -20.49%
3 years             -42.80%  -33.90%
5 years             -20.11%   -7.87%
10 years            102.06%  136.42%

AVERAGE ANNUAL RETURNS
1 year                  -24.19%  -20.49%
3 years                 -16.99%  -12.89%
5 years                  -4.39%   -1.63%
10 years                  7.29%    8.99%

PERFORMANCE RESULTS

    The Core Equity Fund returned -24.19% for the one-year period ended September 30, 2002 and trailed the S&P 500 Index, which returned -20.49% for the same period. The S&P 500 is an unmanaged index representative of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable.) For the three-, five- and ten-year periods ended September 30, 2002, the Fund produced average annual returns of -16.99%, -4.39% and 7.29% and underperformed the S&P 500 Index for all three periods. The Index returned -12.89%, -1.63% and 8.99% per annum, respectively, for these three periods. For the ten-year period, the Fund had a slightly lower risk exposure, as measured by standard deviation, than the S&P 500 Index (see chart on page 4). For the one-year period ended September 30, 2002, the Fund's return of -24.19% underperformed the -20.41% return of the Lipper Large-Cap Core Funds Average, its peer group performance comparison benchmark. The Lipper Large-Cap Core Funds grouping represents funds that invest in large companies, with wide latitude in the type of shares they buy. On average, the price-to-earnings ratios, price-to-book ratios, and three-year earnings growth are in line with those of the U.S. diversified large-cap funds' universe average. For the three-, five- and ten-year periods, the Fund experienced annualized returns of -16.99%, -4.39% and 7.29%, respectively, while its Lipper benchmark posted average annual returns of -12.79%, -2.89% and 7.66% for these same three periods. Past performance is not a guarantee of future results.

CORE EQUITY FUND VS. LIPPER LARGE-CAP CORE FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                                          Average Annualized
                                                             ---------------------------------------------
                                              1 Year             3 Years           5 Years        10 Years
                                              ------         ---------------    --------------    --------
CORE EQUITY FUND(1)                               -24.19%            -16.99%            -4.39%      7.29%
Lipper Large-Cap Core Funds Avg.(2)               -20.41             -12.79             -2.89       7.66

1.All performance results shown are net of management fees and all related investment expenses.

2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

RSI RETIREMENT TRUST VALUE EQUITY FUND

    The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below-average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

PORTFOLIO COMMENTARY

    The Value Equity Fund's return of -17.22% for the fiscal year ended September 30, 2002 came within 26 basis points of its market benchmark, the Russell 1000 Value Index, which returned -16.96% for the period. However, the Fund's performance was strong as compared to its peer group performance comparison benchmark, outperforming the Lipper Large-Cap Value Funds Average -17.22% versus -19.14% for the one-year period ended September 30, 2002.

    Performance of the Fund was helped by good relative performance in the energy and consumer staples sectors while poor performance in utilities and telecommunications negatively impacted performance. During the course of the fiscal year, the Fund added to the energy sector, which represented its second largest concentration at fiscal year end. Performance within that sector benefited from holdings in the oil service industry and independent exploration and production companies; which posted strong results. The major integrated oil companies performed in line with the market index--returns helped by higher commodity prices, but hurt by low refining margins. Going forward, Retirement System Investors believes that companies exposed to the U.S. natural gas market should perform well within the energy sector and has positioned the Fund to take advantage of the opportunity.

    In the financial sector, which represented the largest sector of the Fund as of September 30, 2002, performance was mixed. The relative good performance of some of the major regional banks, such as Bank of America and Bank One, was more than offset by the continued deterioration of banks with exposure to the capital markets, such as JP Morgan Chase and Citigroup. The slowdown in capital markets, along with allegations of fraud and unethical behavior at these firms has definitely taken its toll on the shares of companies involved, however, Retirement System Investors believes there is excellent value to be realized for long term investors.

    Performance was also negatively impacted by exposure to some of the regional bell operating companies such as Verizon and SBC Communications. Due to regulatory changes and competition from wireless, these companies that once provided stable earnings and dividend growth, proved otherwise. Many of the stocks in this sector were down in excess of 50%.

    In the information technology ("IT") area, the Fund began the year with an underweight due to valuation concerns and the outlook for corporate IT spending. This proved to be the correct decision as most technology shares continued their severe decline throughout the year. However, more recently in the fiscal year, the Fund started adding to the technology sector with the purchase of shares of a PC maker and a semiconductor company. Retirement System Investors believes that valuations have become attractive enough to justify purchase, although they also believe they probably jumped in too early.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
VALUE EQUITY FUND VS.
RUSSELL 1000 VALUE INDEX
For 10-Year Period Ended 9/30/02

        VALUE EQUITY  RUSSELL 1000
                FUND   VALUE INDEX
RETURN        10.83%        10.46%
RISK          14.47%        15.50%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. THE RUSSELL 1000 VALUE INDEX IS A REPRESENTATIVE MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
VALUE EQUITY FUND VS. RUSSELL 1000 VALUE INDEX

     VALUE EQUITY FUND:  RUSSELL 1000 VALUE INDEX:
92              $10,000                    $10,000
93              $11,543                    $12,537
94              $11,792                    $12,452
95              $14,224                    $15,899
96              $17,293                    $18,753
97              $25,004                    $26,685
98              $24,529                    $27,644
99              $31,391                    $32,820
00              $38,405                    $35,748
01              $33,767                    $32,561
02              $27,952                    $27,039


GROWTH OF $10,000  VALUE EQUITY FUND  RUSSELL 1000 VALUE INDEX
1 year                        $8,278                    $8,304
3 years                       $8,905                    $8,239
5 years                      $11,179                   $10,133
10 years                     $27,952                   $27,039

CUMULATIVE RETURNS
      1 YEAR        -17.22%  -16.96%
3 years             -10.95%  -17.61%
5 years              11.79%    1.33%
10 years            179.52%  170.39%

AVERAGE ANNUAL RETURNS
        1 YEAR          -17.22%  -16.96%
3 years                  -3.79%   -6.25%
5 years                   2.25%    0.26%
10 years                 10.83%   10.46%

PERFORMANCE RESULTS

    For the one-year period ended September 30, 2002, the Value Equity Fund returned -17.22% versus the -16.96% return of the Russell 1000 Value Index, an unmanaged index reflecting the performance of approximately 750 stocks with a less-than-average growth orientation. For the three-, five- and ten-year periods ended September 30, 2002, the Fund produced average annual returns of -3.79%, 2.25% and 10.83%, respectively, and easily outperformed annualized returns of the Russell 1000 Value Index of -6.25%, 0.26% and 10.46%. The Fund's annualized return for the ten-year period ended September 30, 2002 was achieved while taking less risk (as measured by standard deviation) than the Russell 1000 Value Index (see chart on page 6.) The Value Equity Fund's Lipper comparison benchmark is the Lipper Large-Cap Value Funds Average, which represents funds that invest in large companies, generally those that are considered undervalued relative to a major unmanaged stock index. These funds will normally have below average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth compared to the U.S. diversified large-cap funds' universe average. For the year-ended September 30, 2002, the Fund returned -17.22% and compared favorably to the -19.14% return of the Lipper Large-Cap Value Funds Average. For the three-, five- and ten-year periods ended September 30, 2002, the Fund's annualized returns of -3.79%, 2.25% and 10.83%, respectively, significantly outperformed the annualized returns of its Lipper benchmark of -7.86%, -2.64% and 8.15% for these trailing periods. In the Lipper Large-Cap Value Funds grouping, for the one-year period, the Fund achieved a 34th percentile ranking (119 out of 354 funds). For the three-, five- and ten-year periods, the Fund achieved a top 7th percentile ranking (15th out of 246 funds), a top 5th percentile ranking (8th out of 174 funds) and a top 12th percentile ranking (7th out of 59 funds) respectively. Past performance is not a guarantee of future results.

VALUE EQUITY FUND VS. LIPPER LARGE-CAP VALUE FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                                          Average Annualized
                                                             --------------------------------------------
                                              1 Year            3 Years           5 Years        10 Years
                                              ------         --------------    --------------    --------
VALUE EQUITY FUND(1)                              -17.22%            -3.79%             2.25%     10.83%
Lipper Large-Cap Value Funds Avg.(2)              -19.14             -7.86             -2.64       8.15

1.All performance results shown are net of management fees and all related investment expenses.

2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

    The Emerging Growth Equity Fund seeks capital appreciation through investment in securities of rapidly growing, good quality, emerging companies, those typically in the $100 million to $1.5 billion capitalization range at the time of purchase.

    The Emerging Growth Equity Fund was managed during fiscal year by two investment management firms, Retirement System Investors, and HLM Management Company, Inc. ("HLM"), under a subadvisory agreement with Retirement System Investors Inc.--See Note 8 to Financial Statements.

PORTFOLIO COMMENTARY

    All in all, fiscal year 2002 was another tough year for small-cap growth stocks. A dormant IPO (initial public offering) market, reductions in business capital spending and a weak technology market were all contributing factors. The one bright spot continued to be the consumer. Low interest rates pushed home affordability to an all time high, supporting increased home prices, while enabling existing homeowners to extract some of that wealth through "cash out" refinancing.

    In managing its portion of the Emerging Growth Equity Fund, Retirement System Investors invests in emerging and rapidly growing companies, with a focus on innovative growth companies with the potential to become future industry leaders. A process of fundamental security selection is the manager's core element for identifying emerging growth stocks. Retirement System Investors accomplishes this through intensive research, communicating with company management, numerous analysts and industry contacts. As of the one-year period ended September 30, 2002, the portion of the portfolio managed by Retirement System Investors posted a gross return of -27.92%, underperforming its market benchmark, the Russell 2000 Growth Index, which returned -18.16% for the same period.

    Retirement System Investors' portfolio benefited from its holdings in secondary and post secondary education firms, such as Career Education and Education Management. These firms saw strong enrollments as displaced and potentially displaced workers sought to upgrade skills or smooth career transitions as the employment outlook worsened. Toll Brothers, the home builder, consistently outpaced expectations for home sales as consumers responded to the historically low interest rates.

    On the other hand, software and semiconductor holdings, including RSA Security, Three Five Systems, Triquint Semiconductor and Genesis Microchip, proved a drag on portfolio returns, as corporate spending on technology deteriorated with the weaker economy.

    HLM invests in high quality, entrepreneurially managed companies with market capitalizations typically in the range of $200 million to $1.5 billion. For the fiscal year ended September 30, 2002, the gross performance of HLM's portion of the Emerging Growth Equity Fund was -32.93% underperforming its market benchmark, the Russell 2000 Growth Index, which returned -18.16% for the same period.

    In the fourth calendar quarter of 2001, investors were still in shock from the September 11th attacks on the World Trade Center, but came back to the markets--particularly in technology. HLM was underweighted in both technology and consumer stocks, though exposure was increased to both semiconductor capital equipment and semiconductor components within the quarter. The first quarter of calendar year 2002 saw a reversal of technology's outperformance, along with continued good performance from the building and consumer sectors. This has truly been a stockpicker's market, in which themes were difficult to discern, and HLM continued to look for stocks with reasonable valuations and sustainable growth over the next 12 to 18 months--which proved difficult to find. The portfolio's technology weighting dropped over the past year--HLM was significantly underweighted versus the Russell 2000 Growth Index and continued to use caution as they looked at stocks in those sectors. The manager increased the portfolio's exposure to areas of consumer spending--in retail with companies that have unique formats and good store growth opportunities--and selectively in restaurants where management has a good track record of successful opportunities. At the end of the fiscal year, the portfolio continued to be exposed in the trucking area and selectively in the finance area--focused on smaller, regional banks with a high service component that fosters success in gathering assets.

    Looking ahead, HLM believes that the largest variable in the market is the prospect of war with Iraq. Business capital spending continues to be cautious, as companies--especially in the technology sector--have little or no visibility on their future business.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
EMERGING GROWTH EQUITY FUND VS.
RUSSELL 2000 GROWTH INDEX
For 10-Year Period Ended 9/30/02

        EMERGING GROWTH  RUSSELL 2000
                   FUND  GROWTH INDEX
RETURN            7.72%         3.49%
RISK             28.62%        27.44%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE EMERGING GROWTH EQUITY FUND AND THE RUSSELL 2000 GROWTH INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. THE RUSSELL 2000 GROWTH INDEX IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING GROWTH EQUITY FUND
VS. RUSSELL 2000 GROWTH INDEX

     EMERGING GROWTH  RUSSELL 2000
        Equity Fund:  Growth Index:
92           $10,000        $10,000
93           $14,641        $12,918
94           $14,823        $13,032
95           $21,674        $16,704
96           $27,646        $18,810
97           $34,815        $23,203
98           $22,628        $17,441
99           $33,368        $23,133
00           $54,134        $29,995
01           $30,822        $17,219
02           $21,043        $14,091


GROWTH OF $10,000  EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
1 year                                  $6,827                     $8,184
3 years                                 $6,306                     $6,092
5 years                                 $6,044                     $6,073
10 years                               $21,043                    $14,091

CUMULATIVE RETURNS
1 year              -31.73%  -18.16%
3 years             -36.94%  -39.08%
5 years             -39.56%  -39.27%
10 years            110.43%   40.91%

AVERAGE ANNUAL RETURNS
1 year                  -31.73%  -18.16%
3 years                 -14.25%  -15.23%
5 years                  -9.58%   -9.49%
10 years                  7.72%    3.49%

PERFORMANCE RESULTS

    For the fiscal year ended September 30, 2002, the Emerging Growth Equity Fund posted a net return of -31.73%, significantly underperforming the Russell 2000 Growth Index (an index measuring the performance of small company growth securities), which recorded a return of -18.16% for this period. In contrast, for the three-year period, the Fund's annualized return of -14.25% outperformed its market benchmark, which reflected an annualized return of -15.23%. The Emerging Growth Equity Fund posted an average annualized return of -9.58% for the last five years compared to the -9.49% annualized return of the benchmark over the same period. For the ten-year period ended September 30, 2002, the Fund's annualized return of 7.72% outperformed the Russell 2000 Growth Index which returned 3.49% per year for this trailing period. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the market index (see chart on page 8). For the one-, three- and five-year periods ended September 30, 2002, the Fund returned -31.73%, -14.25% and -9.58% respectively, underperforming the Lipper Small-Cap Growth Funds Average, its peer group performance comparison benchmark, which returned -17.07%, -9.10% and -4.37% annualized for the same periods. For the ten-years ended September 30, 2002, the Fund returned 7.72% per year, outperforming its Lipper benchmark which returned 7.44%. The Lipper Small-Cap Growth Funds grouping represents funds that invest in small companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Funds in this category normally have above average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth compared to the U.S. diversified small-cap funds' universe average. Past performance is not a guarantee of future results.

EMERGING GROWTH EQUITY FUND VS. LIPPER SMALL-CAP GROWTH FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                                          Average Annualized
                                                             ---------------------------------------------
                                              1 Year             3 Years           5 Years        10 Years
                                              ------         ---------------    --------------    --------
EMERGING GROWTH EQUITY FUND(1)                    -31.73%            -14.25%            -9.58%     7.72%
Lipper Small-Cap Growth Funds Avg.(2)             -17.07              -9.10             -4.37      7.44

1.All performance results shown are net of management fees and all related investment expenses.
2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

    The International Equity Fund seeks capital appreciation by investing in common stocks of well-established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. Holdings are concentrated in the larger markets abroad, and some investments may also be made in emerging markets. The portfolio manager, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), first identifies economic and business themes that it believes will provide a favorable framework for selecting stocks. BIAM then selects the companies with the most advantageous positions in the previously identified themes. That selection is based on the following criteria: companies whose current prices are undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and those of their competitors. Other criteria include: companies of substantial size and liquidity along with strong balance sheets, proven management and diversified earnings streams. (BIAM manages the Fund under a subadvisory agreement with Retirement System Investors.)

PORTFOLIO COMMENTARY

    For the one-year period ended September 30, 2002, the Fund's performance reflected a negative return, dropping 16.89%, underperforming the MSCI EAFE Index, the Fund's market benchmark, by 1.36% (-16.89% versus -15.53%). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

    Financial services stocks were the worst performers in the portfolio given the sharp decline among insurers and banks around the world during the fourth quarter of fiscal year 2002. GLOBAL FINANCIAL SERVICE OPPORTUNITIES and GROWTH IN PERSONAL SAVINGS OPPORTUNITIES were both large themes in the portfolio and were the largest detractors from performance for the fiscal year ended September 30, 2002. Swiss Re and AXA both slumped amid fears for the capital positions of insurance units and the sector's overall exposure to potential losses from terrorist attacks and natural catastrophes. Swiss Re, the world's second-largest reinsurer, however, has strong reserves totaling almost 100 billion Swiss Francs. Most of these reserves are in fixed-income assets thus limiting its exposure to stock markets. Similarly, AXA, the French financial services group, has stated that it was well reserved with limited equity market exposure and had improved its operating performance.

    The insurance sector worries spilled over to the banking sector (particularly those banks with large insurance activities), helping to depress Dutch financial services company, ING Groep. British banks, Barclays and Lloyds TSB Group, slumped, as did Spain's Banco Santander. Banks have also come under pressure because of an increase in provisions for non-performing loans.

    The GROWTH IN TELECOMMUNICATIONS theme was another of the portfolio's larger themes that suffered over the past year. Telecom stocks were knocked by a global loss of investor confidence following the bankruptcy of Global Crossing and the $4 billion accounting shock at WorldCom--neither of which were held in the portfolio. In addition, high debt levels and a lack of demand have led to market downgrades for telecommunications operators and equipment manufacturers.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
INTERNATIONAL EQUITY FUND VS.
MSCI EAFE INDEX

FOR 10-YEAR PERIOD ENDED 9/30/02
                                  INTERNATIONAL     MSCI
                                   EQUITY FUND   EAFE INDEX
RETURN                                    2.96%       2.95%
RISK                                     14.85%      16.12%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERNATIONAL EQUITY FUND AND THE MSCI EAFE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. THE MSCI EAFE INDEX IS A REPRESENTATIVE MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

    Two of the weakest performers in the portfolio were Telefonica and Vodafone. Telefonica's tough markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy's woes. Support for Telefonica is likely to come from the fact that it has relatively lower debt levels and has enjoyed better cashflow growth than most other European operators. Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years. The world's largest mobile phone services company reported stronger-than-expected free cashflow and a reduction in its debt during the year.

    Meanwhile, shares in Finland's Nokia dropped as the company lowered its estimate for growth in the mobile phone handset market, partly because of a weaker-than-expected replacement market.

    The LEADING CONSUMER FRANCHISES theme, another very large theme within the portfolio, contributed positively to the portfolio's performance for the year. Switzerland's Nestle was a positive contributor to the performance for the fiscal year ended September 30, 2002. It declined only slightly in the most recent quarter as it reported first-half financial results that illustrated a smaller-than-expected increase in internal growth. The company, however, reduced its expenses and remains committed to its cost-cutting program. Nestle has completed the acquisition of Chef America, the fifth-largest producer of frozen food in the U.S., providing the Swiss-based company with leadership in two of the three main American frozen food categories--the world's largest market for these products.

    Unilever, the world's largest soap and food maker, was another positive contributor over the last year. Unilever, which sells its goods in more than 100 countries, is halfway through its five-year plan to shed 1,200 brands and 33,000 jobs in an effort to improve sales growth and profitability.

    Diageo's share price moved ahead as the world's largest distiller sought to focus its activities on its drinks business by selling the Burger King fast-food chain. Diageo has already disposed of its Pillsbury food unit and the Burger King deal will be concluded by 2002 calendar year-end. This will mean that free cash flow will be positive which will allow the company to concentrate on developing its drinks' brands, which include Smirnoff vodka and Guinness.

    During the year, the portfolio was slightly hedged against the Japanese yen. This had a neutral impact on the portfolio as the effects of the previous depreciation of the yen against the U.S. dollar were neutralized by the appreciation of the yen against the U.S. dollar during the second quarter of this calendar year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX

     INTERNATIONAL EQUITY FUND:  MSCI EAFE INDEX:
92                      $10,000           $10,000
93                      $12,154           $12,636
94                      $13,470           $13,875
95                      $14,238           $14,682
96                      $16,007           $15,949
97                      $18,073           $17,891
98                      $16,074           $16,396
99                      $19,763           $21,470
00                      $21,868           $22,158
01                      $16,109           $15,834
02                      $13,389           $13,375


GROWTH OF $10,000  INTERNATIONAL EQUITY FUND  MSCI EAFE INDEX
1 year                                $8,311           $8,447
3 years                               $6,774           $6,230
5 years                               $7,408           $7,476
10 years                             $13,389          $13,375

CUMULATIVE RETURNS
1 year              -16.89%  -15.53%
3 years             -32.26%  -37.70%
5 years             -25.92%  -25.24%
10 years             33.89%   33.75%

AVERAGE ANNUAL RETURNS
1 year                  -16.89%  -15.53%
3 years                 -12.17%  -14.59%
5 years                  -5.82%   -5.65%
10 years                  2.96%    2.95%

PERFORMANCE RESULTS

    For the one-year period ended September 30, 2002, the International Equity Fund returned -16.89%, while the MSCI EAFE Index (the Fund's market benchmark) returned -15.53% for the period. For the three-year period ended September 30, 2002, the International Equity Fund, with an average annualized return of -12.17%, outperformed the Index, which returned -14.59% per year for this period. For the recent five years, the Fund reflected an annualized return of -5.82% and trailed the -5.65% return of the MSCI EAFE Index. For the ten-year period ended September 30, 2002, the International Equity Fund's annualized return of 2.96% was in line with the 2.95% annual return of the Index. During this ten-year period, the Fund had a lower risk exposure, as measured by standard deviation, than the MSCI EAFE Index (see chart on page 10). For the one-year period ended September 30, 2002, the International Equity Fund's return of -16.89% underperformed the -14.42% return of the Lipper International Funds Average, the Fund's peer group performance comparison benchmark. The Lipper International Funds grouping is comprised of funds that invest their assets in securities (with a wide market capitalization range) with primary trading markets outside the United States. For the three-year period ended
September 30, 2002, the International Equity Fund bested the Lipper International Funds Average, posting an annualized return of -12.17%, outperforming its peer group's average annual return of -13.10%. In contrast, the Fund underperformed the Lipper Average for the five- and ten-years ended September 30, 2002 (-5.82% and 2.96% versus -5.41% and 4.03% respectively.) Past performance is not a guarantee of future results.

INTERNATIONAL EQUITY FUND VS. LIPPER INTERNATIONAL FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                                          Average Annualized
                                                             ---------------------------------------------
                                              1 Year             3 Years           5 Years        10 Years
                                              ------         ---------------    --------------    --------
INTERNATIONAL EQUITY FUND(1)                      -16.89%            -12.17%            -5.82%     2.96%
Lipper International Funds Avg.(2)                -14.42             -13.01             -5.41      4.03

1.All performance results shown are net of management fees and all related investment expenses.

2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

FIXED-INCOME MARKET ENVIRONMENT

    Fiscal year 2002 began like no other due to the events of September 11th. The threat of global terrorism is a new hazard and carries new uncertainties--socially, economically, and financially. The Federal Open Market Committee (FOMC) acted aggressively in the first quarter of the fiscal year (fourth quarter of 2001) by lowering both the Fed Funds rate and the Discount Rate--for a total of 125 basis points--to 1.75% and 1.25%, respectively. The accommodative monetary policy was made possible by the virtual absence of inflation. Throughout the last year, the Federal Reserve ("the Fed") maintained its concern over the ongoing weakness in the economy. The Fed has stated that the U.S. economy is poised to resume a pattern of sustainable growth. Much speculation has been circulating through the futures markets as to the possibility of additional rate cuts before the end of calendar year 2002. Certainly, the Fed will keep a close eye on the labor markets as initial claims for unemployment remain at levels suggesting that too few jobs are being created. Moreover, in this recovery, for the first time in any recovery, continued claims made an upside breakout. Against the backdrop of mixed economic fundamentals, interest rates are not expected to rise substantially from their current levels over the next few months. The housing market avoided the recession aided in part by the consumer. Historically low interest rates have driven mortgage prepayments to record highs as evidenced by The Mortgage Bankers Association Refinancing Index near 7000. No doubt, near-term growth risks are questionable as the economy copes with shocks inflicted on it over the past twelve months. The Fed has a few more arrows in its quiver, fiscal policy remains stimulative and more tax cuts are scheduled for 2004.

    Interest rates contracted in fiscal year 2002 and the yield curve steepened dramatically. The new geopolitical risk played an important role in keeping Treasuries low and renewed their role as a safe haven. On October 31, 2001, the U.S. Treasury announced its plans to discontinue the sale of the benchmark thirty-year Treasury bond--sending its yield plunging. The usual summer doldrums were noticeably absent in 2002, replaced instead by volatility. Mortgage prepayments held at unusually high level--returning cash into the hands of the investor. Corporate headlines were dominant; pushing Treasury yields even lower. Investors searching for an alternative to Treasuries for riskless yield chased a few extra basis points in callable Agencies. The markets remain cautious on corporate spreads. The highest quality bonds continue to be penalized with premium prices and spreads through Agencies. Corporate bonds seem to be viewed as either golden or landmines, with little in-between. At the end of fiscal year 2002, the highest Government yield belonged to the thirty-year bond, at 4.67%.

    Persistent concerns about economic strength allowed U.S. Treasury yields to continue their steady decline and reach historic lows during the twelve months ended September 30, 2002, with most rates dropping at least 100 basis points. The 3-month Treasury Bill ended the fiscal year at 1.56%; 82 basis points lower than at September 30, 2001. The 2-year Treasury dropped 116 basis points to 1.69% at the end of the fiscal year; and the 5-year Treasury Note declined to 2.56%; 124 basis points lower than at the beginning of the fiscal year. At the longer end of the yield curve, the benchmark 10-year Treasury yield started the year at 4.59%. It then spiked up to 5.42% on April 1st and plunged 182 basis points off its 52-week high to end the year at 3.60%.

    Fixed-income investors were rewarded in 2002 and fixed-income total return (interest plus price changes) as measured by the Lehman Brothers Aggregate Bond Index, was 8.62% for the one-year period ended September 30, 2002. For short- to intermediate-term securities (represented by the Lehman Brothers Government-Intermediate Bond Index), the results were equally as strong at 8.44%. Cash equivalent-type investments (90-Day Treasury Bills) returned 1.75% for the year, reflecting the historically low level of interest rates reached in fiscal year 2002.

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

    The Actively Managed Bond Fund invests in high quality, fixed-income securities (bonds and other debt securities) with maturities of up to 30 years. Retirement System Investors has managed the Fund exclusively since August 2, 1993. Its performance market benchmark is the Lehman Brothers Aggregate Bond Index.

PORTFOLIO COMMENTARY

    Fiscal year 2002 ended favorably for the Actively Managed Bond Fund. The Fund remained steadfast, with its emphasis on quality of holdings. As the fiscal year began in October 2001, the economy was struggling to climb out of a recession as well as begin to cope with the aftermath of the attack on America and all its ramifications. The added dimension of geopolitical risk placed undue pressure on an already fragile economy. With inflation virtually absent, the Federal Reserve exercised monetary policy in its continuing effort to stave off further weakness and jumpstart the economy. Consequently, the Fed lowered rates 125 basis points in the first quarter of fiscal year 2002 (fourth quarter of 2001). The U.S. Treasury curve remained steeply sloped throughout the entire one-year period. The short end of the curve anticipated further rate cuts and ended fiscal year 2002 below the Fed Funds target at 1.69%; while the benchmark 10-year Note contracted 99 basis points to 3.60% at September 30, 2002.

    The same factors boosting Treasuries were also responsible for a significant widening in spreads in nearly all credit sectors. Mortgage performance was negatively impacted by the increased volatility in the market. Rapid prepayments and the refinancing of existing mortgages returned money to the hands of investors and dramatically shortened the duration for many fixed-income portfolios. By the end of fiscal year 2002, the average duration of the Actively Managed Bond Fund fell by 1.4 years to end the one-year period nearly in line with its performance market benchmark. Similarly, the average maturity of the Fund also fell for the same period from 7.9 years to 5.7 years. The Lehman Brothers Aggregate Index reduced its average duration from 4.6 years to 3.8 years in fiscal year 2002 and also reduced its average maturity from 8.2 years to 6.8 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
ACTIVELY MANAGED BOND FUND VS.
LEHMAN BROTHERS AGGREGATE BOND INDEX
For 10-Year Period Ended 9/30/02

        ACTIVELY MANAGED  LB AGGREGATE
               BOND FUND    BOND INDEX
RETURN             7.18%         7.37%
RISK               4.39%         4.01%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE ACTIVELY MANAGED BOND FUND AND THE LEHMAN BROS. AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. LB AGG. BOND INDEX IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

    The Fund emphasizes high quality of holdings, with 11.1% in U.S. Treasury securities; 8.3% in Federal Agency holdings; 2.0% mortgage pass-thrus; 59.8% in CMOs; 7.5% in corporate issues and 11.3% in cash. (The quality of holdings is restricted to "A" or better at the time of purchase and at least 65% of holdings must be in U.S. Government or Agency issues at all times.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ACTIVELY MANAGED BOND FUND VS. LEHMAN BROTHERS
AGGREGATE BOND INDEX

     ACTIVELY MANAGED BOND FUND:  LB AGG BOND INDEX:
92                       $10,000             $10,000
93                       $11,164             $10,999
94                       $10,606             $10,644
95                       $12,039             $12,138
96                       $12,532             $12,734
97                       $13,793             $13,968
98                       $15,356             $15,576
99                       $15,144             $15,515
00                       $15,999             $16,600
01                       $18,531             $18,750
02                       $20,008             $20,367


GROWTH OF $10,000  ACTIVELY MANAGED BOND FUND  LB AGG. BOND INDEX
1 year                                $10,797             $10,862
3 years                               $13,212             $13,127
5 years                               $14,506             $14,581
10 years                              $20,008             $20,367

CUMULATIVE RETURNS
1 year                7.97%    8.62%
3 years              32.12%   31.27%
5 years              45.06%   45.81%
10 years            100.08%  103.67%

AVERAGE ANNUAL RETURNS
1 year                  7.97%  8.62%
3 years                 9.73%  9.49%
5 years                 7.72%  7.83%
10 years                7.18%  7.37%

PERFORMANCE RESULTS

    The Actively Managed Bond Fund posted a net return of 7.97% for the one-year period ended September 30, 2002 and trailed the Lehman Brothers Aggregate Bond Index (a representative market index which includes U.S. Government, Corporate, Mortgage-Backed and Asset-Backed securities), which returned 8.62%. For the recent three-year period, the Fund reflected an annualized return of 9.73%, outperforming the 9.49% annual return of the Lehman Brothers Aggregate Bond Index. For the five- and ten-year periods ended September 30, 2002, the Actively Managed Bond Fund returned 7.72% and 7.18% per year, respectively, while the Index posted annualized returns of 7.83% and 7.37% for the same time periods. The Fund's risk profile, as measured by standard deviation of return, versus the market, the Lehman Brothers Aggregate Bond Index, is reflected in the chart on page 13. The Lipper U.S. Government Bond Funds Average is the Fund's peer group performance comparison benchmark. It is comprised of funds that invest at least 65% of their assets in U.S. government and agency issues and typically maintain an average portfolio maturity of ten-years or more. The Actively Managed Bond Fund fell short of the Lipper U.S. Government Bond Funds Average for the one-year period ended September 30, 2002, returning 7.97%, compared to the 8.21% return for the Average. Over the longer term (three-, five- and ten-year periods ended September 30, 2002), the Fund posted strong results compared to its Lipper benchmark, with annualized returns of 9.73%, 7.72% and 7.18%, respectively. For these three periods, the benchmark reflected returns of 8.81%, 7.07% and 6.52% per annum. The Fund's performance within the Lipper U.S. Government Bond Funds grouping for the one-year period ended September 30, 2002, was within the top half of its peer group (85th out of 166 funds). For the three-, five- and ten-year periods, the Fund achieved a top 13th percentile ranking (18th out of 147 funds), a top 17th percentile ranking (21th out of 129 funds) and a top 12th percentile ranking (6th out of 50 funds) respectively. Past performance is not a guarantee of future results.

ACTIVELY MANAGED BOND FUND VS. LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                          Average Annualized
                                                    ------------------------------
                                          1 Year    3 Years    5 Years    10 Years
                                          ------    -------    -------    --------
ACTIVELY MANAGED BOND FUND(1)             7.97%      9.73%      7.72%      7.18%
Lipper U.S. Government Bond Funds
Avg.(2)                                   8.21       8.81       7.07       6.52

1.All performance results shown are net of management fees and all related investment expenses.

2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

    The Intermediate-Term Bond Fund invests in high quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors. Its performance comparison market benchmark is the Lehman Brothers Government-Intermediate Bond Index which reflects approximately 80% of U.S. Treasury issues and 20% of U.S. Government Agency issues, with maturities from one- to ten-years, averaging 3.5 to 4.25 years. Duration for the Index will normally average between 3.0 and 3.5 years.

PORTFOLIO COMMENTARY

    The intermediate portion of the U.S. Government yield curve--as measured by the five-year Treasury Note--began fiscal year 2002 at 3.80%. Six months later, on March 28, 2002, it spiked to its one-year high of 4.84%. By the end of the fiscal year, it plunged 228 basis points to its twelve-month low of 2.56%. The Treasury curve remained steep throughout the entire fiscal year. The spread between the two-year Treasury and the benchmark ten-year Note was 163 basis points and widened to 187 by the end of the fiscal year. The Treasury market remained a safe haven for most of fiscal year 2002 as geopolitical risks continued to take the financial markets and global economies as hostages. Moreover, an accommodative Fed--in the absence of inflation--lowered rates three times in the first quarter of the new fiscal year. At the end of calendar year 2001, the Fed Funds rate stood at 1.75% and the corresponding Discount Rate stood at 1.25%. These rates remained unchanged throughout the rest of the fiscal year. Lower borrowing rates did not entice business investment but the housing market and its mortgage partner registered record low mortgage rates. The Mortgage Bankers Refi Index soared upwards of 7000. Prepayment speeds of mortgage securities increased and cash was returned to the fixed-income investor sooner than anticipated. As a direct result, mortgage portfolio managers saw a reduction in both the average maturity and duration of their funds. The Intermediate-Term Bond Fund, however, maintains--by design--a duration lower than the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
INTERMEDIATE-TERM BOND FUND VS.
LEHMAN BROTHERS GOVERNMENT-
INTERMEDIATE BOND INDEX
For 10-Year Period Ended 9/30/02

        INTERMEDIATE-TERM  LB GOV'T-INTER.
                BOND FUND       BOND INDEX
RETURN              5.71%            6.78%
RISK                2.63%            3.18%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM BOND FUND AND THE LEHMAN BROS. GOVERNMENT- INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/02. LEHMAN BROS. GOVERNMENT INTERMEDIATE BOND INDEX IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

Lehman Brothers Government-Intermediate Bond Index. The Fund began fiscal year 2002 with an average maturity and duration of 3.3 years and 2.3 years, respectively. At September 30, 2002 the average maturity and duration was 3.5 years and 2.6 years. Meanwhile, the average maturity and duration of the Lehman Brothers Government-Intermediate Bond Index was 3.9 years and 3.2 years, respectively, for the period ended September 30, 2002.

    The Intermediate-Term Bond Fund is limited to investments with stated final maturities or average lives of ten years or less. The Fund maintains an emphasis on high quality, fixed-income investments. The quality of holdings is restricted to single-A or better at the time of purchase, and the Fund must hold at least 65% in U.S. Government or Agency issues. The composition of the Fund at September 30, 2002 was structured as follows: 12.5% in Federal Agencies, 6.2% in mortgage pass thru securities, 64.1% in Agency and AAA-rated CMOs, 6.2% in high quality corporate issues and 11.0% in cash.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
INTERMEDIATE-TERM BOND FUND VS. LEHMAN
BROTHERS GOVERNMENT-INTERMEDIATE BOND INDEX

     INTERMEDIATE-TERM BOND FUND:  LB GOV'T-INTER. BOND INDEX:
92                        $10,000                      $10,000
93                        $10,723                      $10,764
94                        $10,496                      $10,602
95                        $11,570                      $11,726
96                        $12,107                      $12,325
97                        $13,037                      $13,291
98                        $14,091                      $14,701
99                        $14,273                      $14,817
00                        $15,095                      $15,737
01                        $16,728                      $17,762
02                        $17,422                      $19,262


GROWTH OF $10,000  INTERMEDIATE-TERM BOND FUND  LB GOV'T-INTER. BOND INDEX
1 year                                 $10,415                     $10,844
3 years                                $12,206                     $13,000
5 years                                $13,363                     $14,492
10 years                               $17,422                     $19,262

CUMULATIVE RETURNS
1 year               4.15%   8.44%
3 years             22.06%  30.00%
5 years             33.63%  44.92%
10 years            74.22%  92.62%

AVERAGE ANNUAL RETURNS
1 year                  4.15%  8.44%
3 years                 6.87%  9.14%
5 years                 5.97%  7.70%
10 years                5.71%  6.78%

PERFORMANCE RESULTS

    The Intermediate-Term Bond Fund posted a return of 4.15% for the one-year period ended September 30, 2002, trailing the Lehman Brothers Government-Intermediate Bond Index, which returned 8.44%. For the most recent three-, five- and ten-year periods, the Fund's annualized returns were 6.87%, 5.97% and 5.71%, respectively, compared to the benchmark's returns of 9.14%, 7.70% and 6.78% per annum. The Fund's risk profile for the ten-year period (as measured by standard deviation) was lower than the Lehman Brothers Government-Intermediate Bond Index as reflected in the chart on page 14. For the one-year period ended September 30, 2002, the Fund's return of 4.15% underperformed the 6.65% return of its Lipper peer group performance comparison benchmark, the Lipper Short-Intermediate (one- to five-years maturity) U.S. Government Funds Average. The Fund's peer group performance benchmark represents funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of up to five years. For the most recent three-, five-, and ten-year periods, the Fund posted annualized returns of 6.87%, 5.97% and 5.71%, respectively, versus the 7.75%, 6.47% and 5.99%
annualized returns of the Lipper benchmark for these periods. Past performance is not a guarantee of future results.

INTERMEDIATE-TERM BOND FUND VS. LIPPER SHORT-INTERMEDIATE U.S. GOV'T. FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                          Average Annualized
                                                    ------------------------------
                                          1 Year    3 Years    5 Years    10 Years
                                          ------    -------    -------    --------
INTERMEDIATE-TERM BOND FUND(1)            4.15%      6.87%      5.97%      5.71%
Lipper Short-Intermediate
U.S. Gov't. Funds Avg.(2)                 6.65       7.75       6.47       5.99

1.All performance results shown are net of management fees and all related investment expenses.

2.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

RSI RETIREMENT TRUST SHORT-TERM INVESTMENT FUND

    The Short-Term Investment Fund, managed by Retirement System Investors, invests in high grade corporate and cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

PORTFOLIO COMMENTARY

    As fiscal year 2002 began, the benchmark three-month Treasury Bill was 2.37%. This yield would be recorded as the 52-week high. The two-year Treasury Note--the Note most sensitive to interest rate movements--began the same period at 2.86%. By the end of the first quarter of fiscal year 2002, the Federal Reserve had eased three times in an effort to stimulate the U.S. economy and hopefully entice business investment. However, the events of September 11th had already dashed any hopes of a solid recovery inside calendar year 2001. At December 31, 2001, the Fed Funds rate and the corresponding Discount Rate were targeted at 1.75% and 1.25%, respectively, and would remain at these levels throughout fiscal year 2002. By the time the fiscal year was six months old, it was apparent that the U.S. economy was not yet responding in the anticipated fashion. One only had to watch the behavior of the two-year Treasury Note to validate the market's concern. On March 31, 2002, the two-year Note reached its 52-week high at 3.73%. During the second half of the fiscal year (second and third quarter of 2002), the two-year Note plunged 204 basis points to close the fiscal year at its 52-week low of 1.69%, 6 basis points below the Fed Funds target. The Fed and monetary policy remained in the forefront through the fiscal year as economic data remained mixed. The labor market painted a far from rosy outlook. Still, the Fed made no further rate cuts after the three times in the first quarter of the fiscal year. The markets anticipate another rate cut before the end of calendar year 2002 as evidenced by the futures markets. Weakness remains and the constant threat of terrorism looms above the greatest economy in the world.

    The Short-Term Investment Fund began fiscal year 2002 with an average maturity of 164 days, principally the result of an aggressive and accommodative Federal Open Market Committee. Callable Agencies held in the Fund continued to be redeemed prior to maturity by the issuers in fiscal year 2002. Investors parked their money in the short end of the curve. The flight to quality, expectations of an additional ease, and fear of extension risk all played a role in driving the two-year Note through the Fed Funds target. Investment changes during the year included an increase in short AA-rated corporate issues. These top-rated issues offered increased yield and no additional risk assumption. Moreover, the maximum stated final maturity of any corporate issues held in the portfolio is one year. Where possible, the Fund invested in secondary callable Agencies and mortgage pass-thrus. As a result, fiscal year 2002 ended with an average maturity of 271 days, with the primary increase in the six-month maturity range. This corresponds with an expectation of a modest increase in rates by the middle of calendar year 2003.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
SHORT-TERM INVESTMENT FUND VS.
SALOMON BROS. 6-MONTH U.S. TREASURY BILLS INDEX
For 10-Year Period Ended 9/30/02

          SHORT-TERM      SB 6-MONTH
        INVESTMENT FUND  T-BILLS INDEX
RETURN            4.22%          4.73%
RISK              0.46%          0.36%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT FUND AND THE SALOMON BROS. 6-MONTH U.S. TREASURY BILLS FOR THE TEN-YEAR PERIOD ENDED 9/30/02. SALOMON BROS. 6-MONTH T-BILLS INDEX IS A REPRESENTATIVE MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SHORT-TERM INVESTMENT FUND
VS. SALOMON BROS. 6-MONTH
U.S. TREASURY BILLS

        SHORT-TERM     SALOMON BROS.
     INVESTMENT FUND:  U.S. T-BILLS:
92            $10,000        $10,000
93            $10,229        $10,330
94            $10,534        $10,724
95            $11,079        $11,356
96            $11,614        $11,976
97            $12,182        $12,625
98            $12,802        $13,303
99            $13,358        $13,938
00            $14,093        $14,739
01            $14,850        $15,525
02            $15,118        $15,877


GROWTH OF $10,000  SHORT-TERM INVESTMENT FUND  SB 6-MONTH U.S. T-BILLS
1 year                                $10,182                  $10,227
3 years                               $11,319                  $11,391
5 years                               $12,412                  $12,577
10 years                              $15,118                  $15,877

CUMULATIVE RETURNS
1 year               1.82%   2.27%
3 years             13.19%  13.91%
5 years             24.12%  25.77%
10 years            51.18%  58.77%

AVERAGE ANNUAL RETURNS
1 year                  1.82%  2.27%
3 years                 4.22%  4.44%
5 years                 4.42%  4.69%
10 years                4.22%  4.73%

PERFORMANCE RESULTS

    For the one-year period ended September 30, 2002, the Short-Term Investment Fund returned 1.82%, underperforming Salomon Brothers 6-Month U.S. Treasury Bill Index (an unmanaged index, that provides a representative proxy for the short-term fixed-income securities market), which returned 2.27% for this period. For the most recent three-, five- and ten-year periods, the Fund's annualized returns were 4.22%, 4.42% and 4.22%; trailing the Salomon Brothers 6-Month US Treasury Bills annualized returns of 4.44%, 4.69% and 4.73%. The Fund's risk profile (as measured by standard deviation) versus the market (the Salomon Brothers 6-Month US Treasury Bills) is reflected in the chart on page 16). The Short-Term Investment Fund achieved a return of 1.82% for the one-year period ended September 30, 2002, versus a 1.26% return of the Lipper Money Market Funds Average. The Lipper Money Market Funds grouping represents funds that invest principally in high quality financial instruments rated in top two grades with dollar-weighted average maturities of up to 90 days. The underlying funds generally intend to keep a constant net asset value of $1.00 although, the Short-Term Investment Fund's net asset value will fluctuate. For the three- and five-year periods ended September 30, 2002, the Fund's annual returns of 4.22% and 4.42% compared favorably to the 3.73% and 4.12% respective annualized returns of the Lipper Average. The Fund's 4.22% annualized return for the ten-year period ended September 30, 2002, was in line with the 4.23% per year return of the Lipper Money Market Funds Average for the same time period. Past performance is not a guarantee of future results.

SHORT-TERM INVESTMENT FUND VS. LIPPER MONEY MARKET FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2002
------------------------------------------------------

                                                          Average Annualized
                                                    ------------------------------
                                          1 Year    3 Years    5 Years    10 Years
                                          ------    -------    -------    --------
SHORT-TERM INVESTMENT FUND(1),(2)         1.82%      4.22%      4.42%      4.22%
Lipper Money Market Funds Avg.(3)         1.26       3.73       4.12       4.23

1.All performance results shown are net of management fees and all related investment expenses.

2.The Short-Term Investment Fund is not a money market fund. Its share price will fluctuate.

3.Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
RSI RETIREMENT TRUST
Combined Statement of Assets and Liabilities                  September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $504,370,962)--Note 2(A)                                 $ 490,953,594
   Collateral received for securities on
     loan--Note 4                                                21,226,364
   Receivable for investments sold                                  269,993
   Dividends and interest receivable                              1,825,948
   Unrealized appreciation on forward currency
     contracts--Note 6                                                6,377
   Other assets                                                     132,137
                                                              -------------
                                                                514,414,413
 LIABILITIES:
   Payable for investments purchased            $  8,230,743
   Payable upon return of securities on
     loan--Note 4                                 21,226,364
   Payable for investment managers                   192,864
   Accrued expenses and other payables               514,830     30,164,801
                                                ------------  -------------
 NET ASSETS--Note 5                                           $ 484,249,612
                                                              =============

Combined Statement of Operations                   Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Dividends (net of foreign withholding tax
     of $43,476)                                $  4,691,254
     Interest                                     11,997,189
     Securities lending                               71,867
                                                ------------
        Total Investment Income                               $  16,760,310
   Expenses:
     Investment managers' fees--Note 3(A)          2,956,335
     Shareholder servicing fees and
     expenses--Note 3(B)                           2,503,017
     Custodian fees and expenses                     171,958
     Legal and Auditing fees                         157,968
     Consultant fees                                 104,953
     Trustees' fees and expenses--Note 3(C)          294,824
     Printing and Postage                            115,510
     Insurance                                        71,649
     Other                                           253,868
                                                ------------
        Total Expenses                             6,630,082
        Less fees paid indirectly--Note 4            (31,277)
        Less Investment manager's fee
        waiver--Note 3(A)                           (144,510)
                                                ------------
        Net Expenses                                              6,454,295
                                                              -------------
 INVESTMENT INCOME--NET                                          10,306,015
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND
   FOREIGN CURRENCIES--Note 4:
   Net realized gain (loss) on:
     Investments                                 (18,832,993)
     Options written                                  16,414
     Foreign currency transactions                   (73,838)
                                                ------------
                                                 (18,890,417)
                                                ------------
   Net increase (decrease) in unrealized
     appreciation (depreciation) on:
     Investments                                 (56,978,090)
     Foreign currency translations of other
     assets and liabilities                           21,489
                                                ------------
                                                 (56,956,601)
                                                ------------
 NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES                           (75,847,018)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 $ (65,541,003)
                                                              =============

See Notes to Financial Statements      18

Combined Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  10,306,015  $  14,490,914
   Net realized loss                              (18,890,417)    (7,069,789)
   Net decrease in unrealized depreciation        (56,956,601)  (115,591,316)
                                                -------------  -------------
   Net decrease in net assets resulting from
     operations                                   (65,541,003)  (108,170,191)
                                                -------------  -------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            119,812,502    123,054,979
   Value of units redeemed                       (104,075,958)  (150,566,312)
                                                -------------  -------------
   Net increase (decrease) in net assets
     resulting from capital transactions           15,736,544    (27,511,333)
                                                -------------  -------------
   Net decrease                                   (49,804,459)  (135,681,524)
   NET ASSETS at beginning of year                534,054,071    669,735,595
                                                -------------  -------------
   NET ASSETS at end of year                    $ 484,249,612  $ 534,054,071
                                                =============  =============

See Notes to Financial Statements      19

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
--------------------------------------------------------------------------------
CORE EQUITY FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
  ------                                                          -----
COMMON STOCKS                         90.1%
              AEROSPACE & DEFENSE                        3.4%
     39,700   L-3 Communications Holdings, Inc.*               $  2,092,190
     35,800   Lockheed Martin Corp.                               2,315,186
                                                               ------------
                                                                  4,407,376
                                                               ------------
              BEVERAGES & TOBACCO                        1.7%
     43,500   Anheuser-Busch Cos., Inc.                           2,201,100
                                                               ------------
              COMPUTER SYSTEMS                           4.2%
     47,600   Dell Computer Corp.*                                1,118,600
     73,000   International Business Machines Corp.               4,262,470
                                                               ------------
                                                                  5,381,070
                                                               ------------
              CONSUMER GOODS & SERVICES                  5.0%
     48,000   Black & Decker Corp.                                2,012,640
     70,000   Pactiv Corp.*                                       1,151,500
     36,900   Procter & Gamble Co.                                3,298,122
                                                               ------------
                                                                  6,462,262
                                                               ------------
              DIVERSIFIED                                5.5%
    128,600   General Electric Co.                                3,169,990
    143,300   Tyco International Ltd.                             2,020,530
     34,300   United Technologies Corp.                           1,937,607
                                                               ------------
                                                                  7,128,127
                                                               ------------
              DRUGS, HEALTH CARE & PHARMACEUTICALS      19.3%
     41,500   Amgen, Inc.*                                        1,730,135
     36,400   Anthem, Inc.*                                       2,366,000
     68,700   HCA, Inc.                                           3,270,807
    112,700   Johnson & Johnson                                   6,094,815
     51,500   Laboratory Corp. of America Holdings*               1,739,670
     24,600   Patterson Dental Co.*                               1,258,044
    201,600   Pfizer, Inc.                                        5,850,432
     67,000   Zimmer Holdings, Inc.*                              2,568,780
                                                               ------------
                                                                 24,878,683
                                                               ------------
              ELECTRONICS & ELECTRICAL                   5.1%
    262,600   Intel Corp.                                         3,642,262
     46,000   International Rectifier Corp.*                        718,520
     61,500   Microchip Technology, Inc.*                         1,254,600
     60,750   Texas Instruments, Inc.                               897,278
                                                               ------------
                                                                  6,512,660
                                                               ------------
              ENERGY                                     5.6%
     35,658   BP Plc--Sponsored ADR                               1,422,754
     25,826   ChevronTexaco Corp.                                 1,788,451
     83,500   Exxon Mobil Corp.                                   2,663,649
     33,281   Royal Dutch Petroleum Co.                           1,336,898
                                                               ------------
                                                                  7,211,752
                                                               ------------
              FINANCIAL SERVICES                        12.8%
     83,226   American International Group, Inc.                  4,552,463
     45,683   Bank of America Corp.                               2,914,575
     90,677   Citigroup, Inc.                                     2,688,573
     52,210   Fannie Mae                                          3,108,583
     24,500   Fifth Third Bancorp                                 1,498,420
     51,100   First Tennessee National Corp.                      1,771,637
                                                               ------------
                                                                 16,534,251
                                                               ------------
              FOOD PRODUCTS & SERVICES                   2.1%
     67,000   Dean Foods Co.*                                     2,665,260
                                                               ------------

  SHARES                                                          VALUE
  ------                                                          -----
              INSURANCE                                  0.1%
      5,425   Travelers Property Casualty Corp.,
                Class A*                                       $     71,610
                                                               ------------
              LODGING                                    0.9%
     53,300   Starwood Hotels & Resorts
                Worldwide, Inc.                                   1,188,590
                                                               ------------
              NETWORKING & TELECOMMUNICATIONS
                EQUIPMENT                                3.4%
    219,600   Cisco Systems, Inc.*                                2,301,408
     83,150   Motorola, Inc.                                        846,467
     44,170   QUALCOMM, Inc.*                                     1,219,534
                                                               ------------
                                                                  4,367,409
                                                               ------------
              OIL & GAS EXPLORATION, PRODUCTION &
                SERVICES                                 5.8%
     53,600   Apache Corp.                                        3,186,520
     50,800   ENSCO International, Inc.                           1,272,032
     39,000   Schlumberger Ltd.                                   1,499,940
     75,900   XTO Energy, Inc.                                    1,564,299
                                                               ------------
                                                                  7,522,791
                                                               ------------
              PRINTING & PUBLISHING                      1.0%
     21,100   McGraw-Hill Cos., Inc.                              1,291,742
                                                               ------------
              RESTAURANTS                                1.2%
     55,500   Yum! Brands, Inc.*                                  1,537,905
                                                               ------------
              RETAIL                                     9.1%
     71,800   Bed Bath & Beyond, Inc.*                            2,339,244
     65,100   Home Depot, Inc.                                    1,699,110
     55,300   Kohl's Corp.*                                       3,362,793
     75,000   Limited Brands, Inc.                                1,075,500
     65,500   Wal-Mart Stores, Inc.                               3,225,220
                                                               ------------
                                                                 11,701,867
                                                               ------------
              STAFFING                                   0.9%
     38,000   Manpower, Inc.                                      1,114,920
                                                               ------------
              TELECOMMUNICATIONS                         1.6%
     47,000   SBC Communications, Inc.                              944,700
     43,000   Verizon Communications, Inc.                        1,179,920
                                                               ------------
                                                                  2,124,620
                                                               ------------
              TRANSPORTATION & SHIPPING                  1.4%
     35,000   FedEx Corp.                                         1,752,450
                                                               ------------
Total Common Stocks (Cost $104,356,724)                        $116,056,445
                                                               ------------
PRINCIPAL
AMOUNT
------
SHORT-TERM INVESTMENT--
              REPURCHASE AGREEMENT                      11.2%
$14,480,577   Bear Stearns & Co., Inc., 1.88%,
                9/30/02, Due 10/1/02, Repurchase price
                $14,481,333, Collateralized by various
                U.S. Government securities                     $ 14,480,577
                                                               ------------
Total Short-Term Investment--Repurchase Agreement
 (Cost $14,480,577)                                            $ 14,480,577
                                                               ------------
Total Investments (Cost $118,837,301)                   101.3% $130,537,022
Liabilities in excess of other assets                   (1.3)%   (1,655,172)
                                                        ----   ------------
Net Assets                                              100.0% $128,881,850
                                                        ====   ============

* Denotes non-income producing security.
ADR--American Depositary Receipts

See Notes to Financial Statements      20

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $104,356,724)--Note 2(A)                                  $ 116,056,445
   Repurchase agreement at cost                                   14,480,577
                                                               -------------
        Total Investments                                        130,537,022
   Collateral received for securities on
     loan--Note 4                                                  2,524,038
   Dividends and interest receivable                                  66,253
   Other assets                                                       13,826
                                                               -------------
                                                                 133,141,139
 LIABILITIES:
   Payable for investments purchased            $   1,591,447
   Payable upon return of securities on
     loan--Note 4                                   2,524,038
   Payable to investment manager                       56,876
   Accrued expenses                                    86,928      4,259,289
                                                -------------  -------------
 NET ASSETS at value, applicable to 2,119,737
   outstanding units
   of beneficial interest--Note 5                              $ 128,881,850
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($128,881,850 divided by 2,119,737 units)                   $       60.80
                                                               =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Dividends                                  $   2,133,627
     Interest                                         126,079
     Securities lending                                 7,971
                                                -------------
        Total Investment Income                                $   2,267,677
   Expenses:
     Investment manager's fees--Note 3(A)             804,954
     Shareholder servicing fees and
     expenses--Note 3(B)                              602,974
     Custodian fees and expenses                       27,538
     Legal and Auditing fees                           23,368
     Consultant fees                                   14,998
     Trustees' fees and expenses--Note 3(C)            36,853
     Printing and Postage                              16,502
     Insurance                                         19,805
     Other                                             30,178
                                                -------------
        Total Expenses                                             1,577,170
                                                               -------------
 INVESTMENT INCOME--NET                                              690,507
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS--Note 4:
   Net realized gain on investments:                6,199,193
   Net decrease in unrealized depreciation on
     investments:                                 (43,418,941)
                                                -------------
 NET REALIZED AND UNREALIZED LOSS                                (37,219,748)
                                                               -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $ (36,529,241)
                                                               =============

See Notes to Financial Statements      21

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    690,507   $  1,054,094
   Net realized gain                               6,199,193      6,119,783
   Net decrease in unrealized depreciation       (43,418,941)   (73,694,238)
                                                ------------   ------------
   Net decrease in net assets resulting from
     operations                                  (36,529,241)   (66,520,361)
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            35,926,302     42,935,347
   Value of units redeemed                       (23,199,477)   (24,421,808)
                                                ------------   ------------
   Net increase in net assets resulting from
     capital transactions                         12,726,825     18,513,539
                                                ------------   ------------
   Net decrease                                  (23,802,416)   (48,006,822)
 NET ASSETS at beginning of year                 152,684,266    200,691,088
                                                ------------   ------------
 NET ASSETS at end of year                      $128,881,850   $152,684,266
                                                ============   ============

See Notes to Financial Statements      22

VALUE EQUITY FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

  SHARES                                                         VALUE
  ------                                                         -----
COMMON STOCKS                      93.6%
             AEROSPACE & DEFENSE                        2.3%
     9,000   General Dynamics Corp.                           $   731,970
     4,500   Precision Castparts Corp.                             97,560
    24,000   Raytheon Co.                                         703,200
                                                              -----------
                                                                1,532,730
                                                              -----------
             AUTO PARTS & SUPPLIES                      1.3%
    20,800   Lear Corp.*                                          866,320
                                                              -----------
             AUTOMOTIVE                                 0.7%
    47,900   Ford Motor Co.                                       469,420
                                                              -----------
             BEVERAGES & TOBACCO                        3.3%
    56,000   Philip Morris Cos., Inc.                           2,172,800
                                                              -----------
             CHEMICALS                                  1.5%
    15,500   Engelhard Corp.                                      369,365
    12,300   Praxair, Inc.                                        628,653
                                                              -----------
                                                                  998,018
                                                              -----------
             COMPUTER SYSTEMS                           3.0%
    57,600   Hewlett-Packard Co.                                  672,192
    22,700   International Business Machines Corp.              1,325,453
                                                              -----------
                                                                1,997,645
                                                              -----------
             CONSUMER GOODS & SERVICES                  4.0%
    20,000   Cendant Corp.*                                       215,200
    10,000   Clorox Co.                                           401,800
    20,000   Kimberly-Clark Corp.                               1,132,800
     9,500   Procter & Gamble Co.                                 849,110
                                                              -----------
                                                                2,598,910
                                                              -----------
             DIVERSIFIED                                4.7%
    23,500   Emerson Electric Co.                               1,032,590
    14,000   Honeywell International, Inc.                        303,240
    31,000   United Technologies Corp.                          1,751,190
                                                              -----------
                                                                3,087,020
                                                              -----------
             DRUGS, HEALTH CARE & PHARMACEUTICALS       8.0%
     7,200   Barr Laboratories, Inc.*                             448,488
    17,000   Bristol Myers Squibb Co.                             404,600
    21,500   Guidant Corp.*                                       694,665
    10,000   HCA, Inc.                                            476,100
    20,200   Johnson & Johnson                                  1,092,416
    16,000   Merck & Co., Inc.                                    731,360
    18,500   Oxford Health Plans, Inc.*                           720,390
    24,000   Pfizer, Inc.                                         696,480
                                                              -----------
                                                                5,264,499
                                                              -----------
             ELECTRONICS & ELECTRICAL                   1.3%
    61,700   Intel Corp.                                          855,779
                                                              -----------
             ENERGY                                     6.9%
    10,502   BP Plc--Sponsored ADR                                419,030
    16,597   ChevronTexaco Corp.                                1,149,342
    80,028   Exxon Mobil Corp.                                  2,552,893
    10,000   Royal Dutch Petroleum Co.                            401,700
                                                              -----------
                                                                4,522,965
                                                              -----------
             FINANCIAL SERVICES                        28.1%
    45,000   American Express Co.                               1,403,100
    19,680   American International Group, Inc.                 1,076,496

  SHARES                                                         VALUE
  ------                                                         -----
    28,000   Bank of America Corp.                            $ 1,786,400
    45,000   Bank One Corp.                                     1,683,000
    70,256   Citigroup, Inc.                                    2,083,090
    15,900   Fannie Mae                                           946,686
    54,000   FleetBoston Financial Corp.                        1,097,820
    21,800   GreenPoint Financial Corp.                           909,932
    12,500   Hartford Financial Services Group, Inc.              512,500
    73,000   J.P. Morgan Chase & Co.                            1,386,270
    15,600   Lehman Brothers Holding, Inc.                        765,180
    42,000   MBNA Corp.                                           771,960
    16,000   Morgan Stanley Dean Witter & Co.                     542,080
    30,000   SouthTrust Corp.                                     723,000
    40,000   Washington Mutual, Inc.                            1,258,800
    31,500   Wells Fargo & Co.                                  1,517,040
                                                              -----------
                                                               18,463,354
                                                              -----------
             FOOD PRODUCTS & SERVICES                   2.2%
    35,000   Safeway, Inc.*                                       780,500
    36,800   Sara Lee Corp.                                       673,072
                                                              -----------
                                                                1,453,572
                                                              -----------
             INSURANCE                                  1.0%
    51,335   Travelers Property Casualty Corp.,
               Class A*                                           677,622
                                                              -----------
             METALS & MINING                            1.9%
    64,976   Alcoa, Inc.                                        1,254,037
                                                              -----------
             OIL & GAS EXPLORATION, PRODUCTION &
               SERVICES                                 6.4%
    37,400   Apache Corp.                                       2,223,430
    33,300   ENSCO International, Inc.                            833,832
    22,700   GlobalSantaFe Corp.                                  507,345
    32,000   XTO Energy, Inc.                                     659,520
                                                              -----------
                                                                4,224,127
                                                              -----------
             PRINTING & PUBLISHING                      3.1%
    12,600   Gannett Co., Inc.                                    909,468
    18,500   McGraw-Hill Cos., Inc.                             1,132,570
                                                              -----------
                                                                2,042,038
                                                              -----------
             REAL ESTATE INVESTMENT TRUST               0.5%
    35,500   Host Marriott Corp.                                  329,440
                                                              -----------
             RESTAURANTS                                0.7%
    17,500   Yum! Brands, Inc.*                                   484,925
                                                              -----------
             RETAIL                                     2.1%
    28,000   Home Depot, Inc.                                     730,800
    37,600   TJX Cos., Inc.                                       639,200
                                                              -----------
                                                                1,370,000
                                                              -----------
             TELECOMMUNICATIONS                         5.4%
    61,700   SBC Communications, Inc.                           1,240,170
    27,500   Telefonos de Mexico SA de CV--Sponsored
               ADR                                                774,125
    56,566   Verizon Communications, Inc.                       1,552,171
                                                              -----------
                                                                3,566,466
                                                              -----------
             TRANSPORTATION & SHIPPING                  0.8%
    10,000   FedEx Corp.                                          500,700
                                                              -----------
             UTILITIES                                  2.8%
    26,000   Duke Energy Corp.                                    508,300

See Notes to Financial Statements      23

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

  SHARES                                                         VALUE
  ------                                                         -----
    17,500   Exelon Corp.                                     $   831,250
    11,250   TXU Corp.                                            469,238
                                                              -----------
                                                                1,808,788
                                                              -----------
             WASTE MANAGEMENT                           1.4%
    40,000   Waste Management, Inc.                               932,800
                                                              -----------
Total Common Stocks (Cost $69,594,541)                        $61,473,975
                                                              -----------
CONVERTIBLE PREFERRED STOCKS         0.6%
             TELECOMMUNICATIONS                         0.6%
    11,700   Motorola, Inc., 7.00%                            $   423,774
                                                              -----------
Total Convertible Preferred Stocks (Cost $474,031)            $   423,774
                                                              -----------

PRINCIPAL
AMOUNT                                                           VALUE
------                                                           -----

SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT                      10.7%
$7,032,903   Bear Stearns & Co., Inc., 1.88%,
               9/30/02, Due 10/1/02, Repurchase price
               $7,033,270, Collateralized by various
               U.S. Government securities                     $ 7,032,903
                                                              -----------
Total Short-Term Investment--Repurchase Agreement
 (Cost $7,032,903)                                            $ 7,032,903
                                                              -----------
Total Investments (Cost $77,101,475)                   104.9% $68,930,652
Liabilities in excess of other assets                  (4.9)%  (3,204,881)
                                                       ----   -----------
Net Assets                                             100.0% $65,725,771
                                                       ====   ===========

* Denotes non-income producing security.
ADR--American Depositary Receipts

See Notes to Financial Statements      24

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $70,068,572)--Note 2(A)                                              $  61,897,749
   Repurchase agreement at cost                                               7,032,903
                                                                          -------------
     Total Investments                                                       68,930,652
   Collateral received for securities on loan--Note 4                         2,311,664
   Dividends and interest receivable                                            108,592
   Other assets                                                                  30,428
                                                                          -------------
                                                                             71,381,336
 LIABILITIES:
   Payable for investments purchased                       $   3,245,114
   Payable upon return of securities on loan--Note 4           2,311,664
   Payable to investment manager                                  31,263
   Accrued expenses                                               67,524      5,655,565
                                                           -------------  -------------
 NET ASSETS at value, applicable to 1,025,000 outstanding
   units of beneficial interest--Note 5                                   $  65,725,771
                                                                          =============
 NET ASSET VALUE offering and redemption price per unit
   ($65,725,771 divided by 1,025,000 units)                               $       64.12
                                                                          =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Dividends                                             $   1,495,313
     Interest                                                     70,305
     Securities lending                                            8,995
                                                           -------------
        Total Investment Income                                           $   1,574,613
   Expenses:
     Investment manager's fees--Note 3(A)                        428,683
     Shareholder servicing fees and expenses--Note 3(B)          375,198
     Custodian fees and expenses                                  20,133
     Legal and Auditing fees                                      20,565
     Consultant fees                                              14,998
     Trustees' fees and expenses--Note 3(C)                       36,853
     Printing and Postage                                         16,502
     Insurance                                                    10,632
     Other                                                        30,329
                                                           -------------
        Total Expenses                                           953,893
        Less fees paid indirectly--Note 4                        (15,476)
                                                           -------------
        Net Expenses                                                            938,417
                                                                          -------------
 INVESTMENT INCOME--NET                                                         636,196
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note
   4:
   Net realized gain (loss) on:
     Investments                                              (4,555,361)
     Options written                                              16,414
                                                           -------------
                                                              (4,538,947)
                                                           -------------
     Net decrease in unrealized depreciation on
     investments:                                             (8,883,567)
                                                           -------------
 NET REALIZED AND UNREALIZED LOSS                                           (13,422,514)
                                                                          -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ (12,786,318)
                                                                          =============

See Notes to Financial Statements      25

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    636,196   $    687,401
   Net realized gain (loss)                       (4,538,947)     4,891,088
   Net decrease in unrealized depreciation        (8,883,567)   (16,086,816)
                                                ------------   ------------
   Net decrease in net assets resulting from
     operations                                  (12,786,318)   (10,508,327)
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            15,301,901     15,907,563
   Value of units redeemed                       (11,194,467)   (19,440,009)
                                                ------------   ------------
   Net increase (decrease) in net assets
     resulting from capital transactions           4,107,434     (3,532,446)
                                                ------------   ------------
   Net decrease                                   (8,678,884)   (14,040,773)
 NET ASSETS at beginning of year                  74,404,655     88,445,428
                                                ------------   ------------
 NET ASSETS at end of year                      $ 65,725,771   $ 74,404,655
                                                ============   ============

See Notes to Financial Statements      26

EMERGING GROWTH EQUITY FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

   SHARES                                                          VALUE
   ------                                                          -----
 COMMON STOCKS                     90.6%
             AEROSPACE & DEFENSE                          6.2%
     22,100  DRS Technologies, Inc.*                            $   822,562
     24,200  EDO Corp.                                              542,322
     33,900  Herley Industries, Inc.*                               629,184
     24,600  Mercury Computer Systems, Inc.*                        580,560
     24,400  Moog, Inc., Class A*                                   689,544
                                                                -----------
                                                                  3,264,172
                                                                -----------
             BROADCASTING & PUBLISHING                    2.3%
     24,700  Cumulus Media, Inc., Class A*                          435,955
     13,000  Entravision Communications Corp., Class
               A*                                                   172,250
     25,000  Lin TV Corp., Class A*                                 618,750
                                                                -----------
                                                                  1,226,955
                                                                -----------
             BUSINESS SERVICES                            9.5%
     36,800  Administaff, Inc.*                                     141,680
     13,500  Advisory Board Co.*                                    401,895
     29,400  Corporate Executive Board Co.*                         839,369
     31,550  DiamondCluster International, Inc.*                    102,538
     45,400  Forrester Research, Inc.*                              679,184
     16,200  FTI Consulting, Inc.*                                  644,112
      4,900  ICT Group, Inc.*                                        98,735
     29,000  Kroll, Inc.*                                           574,490
     20,150  Merix Corp.*                                           162,208
     34,500  Multex.com, Inc.*                                      108,675
     15,800  NCO Group, Inc.*                                       179,962
     34,300  Resources Connection, Inc.*                            493,234
     24,300  Right Management Consultants, Inc.*                    598,752
                                                                -----------
                                                                  5,024,834
                                                                -----------
             COMPUTER SERVICES, SOFTWARE & SYSTEMS        6.5%
     63,700  Alloy, Inc.*                                           528,710
     14,000  Computer Network Technology Corp.*                      70,280
     53,700  Concurrent Computer Corp.*                             122,436
     23,800  Hutchinson Technology, Inc.*                           381,752
     25,400  Hyperion Solutions Corp.*                              464,566
     20,400  Internet Security Systems, Inc.*                       250,920
     38,200  Legato Systems, Inc.*                                  103,140
     39,500  McDATA Corp., Class B.*                                216,460
      8,400  Neoware Systems, Inc.*                                 116,760
     19,200  Pomeroy Computer Resources, Inc.*                      188,544
     36,229  Roxio, Inc.*                                           109,412
     55,400  RSA Security, Inc.*                                    185,590
     22,000  Sanchez Computer Associates, Inc.*                      53,240
     11,900  SeaChange International, Inc.*                          81,515
     19,000  Secure Computing Corp.*                                 60,040
     41,500  Websense, Inc.*                                        481,400
                                                                -----------
                                                                  3,414,765
                                                                -----------
             CONSUMER GOODS & SERVICES                    0.9%
     17,700  Coinstar, Inc.*                                        454,536
                                                                -----------
             DRUGS, HEALTH CARE & PHARMACEUTICALS         8.4%
     36,200  AtheroGenics, Inc.*                                    224,802
     43,200  Axcan Pharma, Inc.*                                    409,536
     12,700  Barr Laboratories, Inc.*                               791,083
     25,775  Corixa Corp.*                                          163,156
     35,000  Genta, Inc.*                                           224,350
     25,600  K-V Pharmaceutical Co., Class A.*                      483,840

   SHARES                                                          VALUE
   ------                                                          -----
     68,700  Ligand Pharmaceuticals, Inc., Class B.*            $   465,099
     10,000  Medicis Pharmaceutical Corp., Class A.*                408,700
     29,700  Pharmaceutical Resources, Inc.*                        831,006
      9,500  Trimeris, Inc.*                                        424,080
                                                                -----------
                                                                  4,425,652
                                                                -----------
             EDUCATIONAL SERVICES                         3.4%
     15,100  Career Education Corp.*                                724,649
     20,500  Education Management Corp.*                            905,485
     29,600  Princeton Review, Inc.*                                174,936
                                                                -----------
                                                                  1,805,070
                                                                -----------
             ELECTRONICS & ELECTRICAL                     0.3%
      7,500  Itron, Inc.*                                           137,925
                                                                -----------
             FINANCIAL SERVICES                           7.9%
     23,200  Boston Private Financial Holdings, Inc.                489,752
     18,650  Eaton Vance Corp.                                      515,486
     33,600  NetBank, Inc.*                                         350,112
     32,500  Silicon Valley Bancshares*                             550,225
     13,500  Southwest Bankcorp. of Texas, Inc.*                    490,590
     32,600  Sterling Bancshares, Inc.                              425,104
      9,800  UCBH Holdings, Inc.                                    384,944
     30,300  Waddell & Reed Financial, Inc., Class A                535,098
     15,000  Wintrust Financial Corp.                               429,600
                                                                -----------
                                                                  4,170,911
                                                                -----------
             FOOD PRODUCTS & SERVICES                     0.6%
     26,100  Peet's Coffee & Tea, Inc.*                             331,992
                                                                -----------
             HEALTH CARE SERVICES                        14.2%
     20,325  Accredo Health, Inc.*                                  966,859
     14,800  American Healthways, Inc.*                             237,688
     22,100  AMERIGROUP Corp.*                                      738,140
      3,600  AmSurg Corp.*                                          108,612
     26,000  BioReliance Corp.*                                     541,320
      8,263  Centene Corp.*                                         219,796
     35,100  Covance, Inc.*                                         686,907
     13,500  DIANON Systems, Inc.*                                  636,795
     23,000  Medical Staffing Network
               Holdings, Inc.*                                      348,910
     30,000  Odyssey Healthcare, Inc.*                              898,500
     21,100  Pharmaceutical Product
               Development, Inc.*                                   407,441
     35,000  Pharmacopeia, Inc.*                                    310,100
     58,200  Select Medical Corp.*                                  832,260
     27,300  Sunrise Assisted Living, Inc.*                         585,585
                                                                -----------
                                                                  7,518,913
                                                                -----------
             HOME BUILDING                                2.5%
      5,500  Beazer Homes USA, Inc.*                                335,775
      6,500  Meritage Corp.*                                        230,425
     33,900  Toll Brothers, Inc.*                                   736,986
                                                                -----------
                                                                  1,303,186
                                                                -----------
             INSURANCE                                    1.3%
     25,800  Harleysville Group, Inc.                               676,992
                                                                -----------
             MEDICAL EQUIPMENT & SUPPLIES                 4.2%
     23,400  ArthroCare Corp.*                                      283,374
     43,900  Conceptus, Inc.*                                       671,231
     44,100  Endocare, Inc.*                                        630,630
     10,437  IMPATH, Inc.*                                          134,742
     23,300  Thoratec Corp.*                                        181,507

See Notes to Financial Statements      27

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

   SHARES                                                          VALUE
   ------                                                          -----
     16,700  Wright Medical Group, Inc.*                        $   317,300
                                                                -----------
                                                                  2,218,784
                                                                -----------
             OIL & GAS EXPLORATION, PRODUCTION &
               SERVICES                                   1.0%
      2,300  Evergreen Resources, Inc.*                              94,254
     26,000  Swift Energy Co. *                                     270,400
     38,800  Tesoro Petroleum Corp.*                                108,640
     28,200  Trico Marine Services, Inc.*                            70,782
                                                                -----------
                                                                    544,076
                                                                -----------
             PRINTING & PUBLISHING                        1.1%
     18,000  Lee Enterprises, Inc.                                  591,480
                                                                -----------
             RESTAURANTS                                  3.6%
     35,000  Buca, Inc.*                                            279,650
     17,900  California Pizza Kitchen, Inc.*                        411,700
      8,800  P.F. Chang's China Bistro, Inc.*                       255,288
     20,600  Panera Bread Co., Class A.*                            555,994
     21,700  Red Robin Gourmet Burgers, Inc.*                       219,170
     20,000  Total Entertainment Restaurant Corp.*                  162,600
                                                                -----------
                                                                  1,884,402
                                                                -----------
             RETAIL                                       7.7%
     30,500  Action Performance Cos., Inc.*                         783,850
     20,500  Coach, Inc.*                                           524,800
     18,375  Fossil, Inc.*                                          369,338
     20,500  Gaiam, Inc.*                                           232,060
     24,750  Hot Topic, Inc.*                                       445,500
     15,600  Too, Inc.*                                             363,168
     23,600  Tuesday Morning Corp.*                                 429,284
     38,838  Urban Outfitters, Inc.*                                943,375
                                                                -----------
                                                                  4,091,375
                                                                -----------
             SEMICONDUCTORS                               4.0%
     24,800  Brooks-PRI Automation, Inc.*                           283,712
      3,200  Celeritek, Inc.*                                        23,360
     51,800  Cirrus Logic, Inc.*                                    132,608
     63,900  Entegris, Inc.*                                        490,752
     25,968  Genesis Microchip, Inc.*                               198,915
     30,300  PLX Technology, Inc.*                                   33,633

   SHARES                                                          VALUE
   ------                                                          -----
     12,200  Silicon Image, Inc.*                               $    49,898
     14,200  Skyworks Solutions, Inc.*                               64,610
     46,100  Three-Five Systems, Inc.*                              213,904
     47,700  Triquint Semiconductor, Inc.*                          167,904
     49,600  Virage Logic Corp.*                                    467,728
                                                                -----------
                                                                  2,127,024
                                                                -----------
             TELECOMMUNICATIONS EQUIPMENT                 1.2%
     17,000  Commscope, Inc.*                                       115,260
     15,500  SpectraLink Corp.*                                      87,730
     48,800  Tekelec, Inc.*                                         421,144
                                                                -----------
                                                                    624,134
                                                                -----------
             TRANSPORTATION & SHIPPING                    2.5%
     36,250  Frontier Airlines, Inc.*                               176,538
     13,400  Heartland Express, Inc.*                               250,848
     27,478  Knight Transportation, Inc.*                           425,908
     14,210  Swift Transportation Co., Inc.*                        219,971
     13,766  Werner Enterprises, Inc.                               253,019
                                                                -----------
                                                                  1,326,284
                                                                -----------
             WASTE MANAGEMENT                             1.3%
     20,400  Waste Connections, Inc.*                               709,716
                                                                -----------
 Total Common Stocks (Cost $59,845,490)                         $47,873,178
                                                                -----------

 PRINCIPAL
 AMOUNT
 ------

 SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT                        11.4%
 $6,035,528  Bear Stearns & Co., Inc., 1.88%,
               9/30/02, Due 10/1/02, Repurchase price
               $6,035,843, Collateralized by various
               U.S. Government securities                       $ 6,035,528
                                                                -----------
 Total Short-Term Investment--Repurchase
  Agreement (Cost $6,035,528)                                   $ 6,035,528
                                                                -----------
 Total Investments (Cost $65,881,018)                   102.0%  $53,908,706
 Liabilities in excess of other assets                  (2.0)%   (1,041,751)
                                                       ------   -----------
 Net Assets                                             100.0%  $52,866,955
                                                       ======   ===========

* Denotes non-income producing security.

See Notes to Financial Statements      28

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $59,845,490)--Note 2(A)                                              $  47,873,178
   Repurchase agreement at cost                                               6,035,528
                                                                          -------------
     Total Investments                                                       53,908,706
   Collateral received for securities on loan--Note 4                        16,034,979
   Receivable for investments sold                                               83,414
   Dividends and interest receivable                                              8,798
   Other assets                                                                  22,057
                                                                          -------------
                                                                             70,057,954
 LIABILITIES:
   Payable for investments purchased                       $   1,033,525
   Payable upon return of securities on loan--Note 4          16,034,979
   Payable to investment managers                                 46,693
   Accrued expenses                                               75,802     17,190,999
                                                           -------------  -------------
 NET ASSETS at value, applicable to 1,035,521 outstanding
   units of beneficial interest--Note 5                                   $  52,866,955
                                                                          =============
 NET ASSET VALUE offering and redemption price per unit
   ($52,866,955 divided by 1,035,521 units)                               $       51.05
                                                                          =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Dividends                                             $      42,231
     Interest                                                     51,823
     Securities Lending                                           50,897
                                                           -------------
        Total Investment Income                                           $     144,951
   Expenses:
     Investment manager's fees--Note 3(A)                        673,610
     Shareholder servicing fees and expenses--Note 3(B)          361,805
     Custodian fees and expenses                                  38,017
     Legal and Auditing fees                                      23,368
     Consultant fees                                              14,965
     Trustees' fees and expenses--Note 3(C)                       73,706
     Printing and Postage                                         16,498
     Insurance                                                     8,906
     Other                                                        31,859
                                                           -------------
        Total Expenses                                         1,242,734
        Less fees paid indirectly--Note 4                        (15,801)
                                                           -------------
        Net Expenses                                                          1,226,933
                                                                          -------------
 INVESTMENT INCOME LOSS--NET                                                 (1,081,982)
 REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS--Note 4:
   Net realized loss on investments                          (13,651,723)
   Net decrease in unrealized depreciation on investments     (5,563,013)
                                                           -------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                            (19,214,736)
                                                                          -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ (20,296,718)
                                                                          =============

See Notes to Financial Statements      29

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            YEAR ENDED     YEAR ENDED
                                                             9/30/2002      9/30/2001
                                                           -------------  -------------
 OPERATIONS:
   Investment income loss--net                             $ (1,081,982)  $   (961,753)
   Net realized loss                                        (13,651,723)   (16,763,894)
   Net decrease in unrealized depreciation                   (5,563,013)   (25,581,371)
                                                           ------------   ------------
   Net decrease in net assets resulting from operations     (20,296,718)   (43,307,018)
                                                           ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                       21,241,913     21,613,981
   Value of units redeemed                                  (10,580,944)   (14,507,226)
                                                           ------------   ------------
   Net increase in net assets resulting from capital
     transactions                                            10,660,969      7,106,755
                                                           ------------   ------------
   Net decrease                                              (9,635,749)   (36,200,263)
 NET ASSETS at beginning of year                             62,502,704     98,702,967
                                                           ------------   ------------
 NET ASSETS at end of year                                 $ 52,866,955   $ 62,502,704
                                                           ============   ============

See Notes to Financial Statements      30

INTERNATIONAL EQUITY FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

   SHARES                                                        VALUE
   ------                                                        -----
 COMMON STOCKS                      84.9%
             ADVERTISING                                0.5%
     33,646  WPP Group Plc                                    $   225,668
                                                              -----------
             AUTOMOBILES                                2.9%
     21,224  Bayerische Motoren Werke AG                          680,661
     15,700  Honda Motor Co. Ltd.                                 635,789
                                                              -----------
                                                                1,316,450
                                                              -----------
             BANKING                                   13.1%
     51,588  ABN Amro Holding NV                                  564,907
    102,179  Banco Santander Central Hispano SA                   522,085
    175,583  Barclays Plc                                       1,025,793
      5,064  Deutsche Bank AG                                     231,720
     57,040  HSBC Holdings Plc                                    577,675
      6,200  Kookmin Bank--Sponsored ADR                          219,666
    132,861  Lloyds TSB Group Plc                                 980,960
     23,380  National Australia Bank Ltd.                         425,353
     23,574  UBS AG*                                              980,917
     47,484  Westpac Banking Corp.                                357,369
                                                              -----------
                                                                5,886,445
                                                              -----------
             BEVERAGES & TOBACCO                        4.9%
     43,124  British American Tobacco Plc                         440,131
     99,568  Diageo Plc                                         1,235,422
     88,446  Foster's Group Ltd.                                  221,564
      7,649  Heineken NV                                          300,188
                                                              -----------
                                                                2,197,305
                                                              -----------
             BROADCASTING & PUBLISHING                  1.5%
     37,159  Elsevier NV                                          443,996
     46,844  News Corp. Ltd.                                      223,750
                                                              -----------
                                                                  667,746
                                                              -----------
             BUILDING PRODUCTS                          1.1%
      5,130  LaFarge SA                                           409,654
     12,200  RMC Group Plc                                         80,388
                                                              -----------
                                                                  490,042
                                                              -----------
             CHEMICALS                                  0.7%
     19,220  Bayer AG                                             331,275
                                                              -----------
             CONSUMER GOODS & SERVICES                  3.5%
     16,000  Fuji Photo Film Co. Ltd.                             477,082
    103,158  Unilever Plc                                         936,046
     20,252  Wolseley Plc                                         160,993
                                                              -----------
                                                                1,574,121
                                                              -----------
             DIVERSIFIED INDUSTRIALS                    0.3%
     14,742  Smiths Group Plc                                     148,605
                                                              -----------
             DRUGS, HEALTH CARE & PHARMACEUTICALS      10.5%
     20,705  Aventis SA                                         1,084,526
     67,031  GlaxoSmithKline Plc                                1,296,580
     22,675  Novartis AG                                          896,564
     10,200  Roche Holding AG                                     689,947
     18,100  Takeda Chemical Industries Ltd.                      730,007
                                                              -----------
                                                                4,697,624
                                                              -----------
             ELECTRONICS & ELECTRICAL                   8.9%
     38,000  Canon, Inc.                                        1,242,319
     66,000  Hitachi Ltd.                                         330,705
      7,000  Hoya Corp.                                           434,122
   SHARES                                                        VALUE
   ------                                                        -----
     36,688  Koninklijke Philips Electronics NV               $   533,004
      4,400  Nintendo Co. Ltd.                                    512,502
      1,900  Rohm Co. Ltd.                                        223,024
      3,717  Samsung Electronics Co. Ltd.--GDR                    438,606
      5,900  Sony Corp.                                           247,651
                                                              -----------
                                                                3,961,933
                                                              -----------
             ENERGY                                     9.8%
    104,182  BP Plc                                               696,306
     67,238  ENI SpA                                              922,344
  1,732,000  PetroChina Co. Ltd.                                  350,859
    169,618  Shell Transport & Trading Co. Plc                  1,010,949
     10,670  Total Fina SA, Class B                             1,404,616
                                                              -----------
                                                                4,385,074
                                                              -----------
             FINANCIAL SERVICES                         2.7%
     19,490  3I Group Plc                                         132,101
      4,550  Acom Co. Ltd.                                        192,106
     64,184  ING Groep NV                                         888,698
                                                              -----------
                                                                1,212,905
                                                              -----------
             FOOD & SERVICES                            5.4%
     68,410  Cadbury Schweppes Plc                                457,222
     78,111  Compass Group Plc                                    325,519
      7,450  Nestle SA                                          1,628,360
                                                              -----------
                                                                2,411,101
                                                              -----------
             GAMING/HOTELS                              0.4%
     78,100  Hilton Group Plc                                     196,512
                                                              -----------
             INSURANCE                                  3.7%
      2,127  Allianz AG                                           183,094
     35,632  AXA SA                                               349,686
     67,835  Prudential Corp. Plc                                 362,170
     13,818  Swiss Reinsurance Co.                                777,098
                                                              -----------
                                                                1,672,048
                                                              -----------
             MACHINERY--ELECTRICAL                      0.4%
      2,100  SMC Corp.                                            189,059
                                                              -----------
             MEDIA                                      0.4%
      7,600  VNU NV                                               176,585
                                                              -----------
             METALS FABRICATOR                          0.4%
      7,600  POSCO ADR                                            164,008
                                                              -----------
             REAL ESTATE                                1.4%
     55,000  Cheung Kong Holdings Ltd.                            346,941
     44,000  Sun Hung Kai Properties Ltd.                         258,372
                                                              -----------
                                                                  605,313
                                                              -----------
             RETAIL                                     2.7%
     19,403  Boots Co. Plc                                        161,262
     52,299  Kingfisher Plc                                       169,426
     39,493  Koninklijke Ahold NV                                 467,981
    132,114  Tesco Plc                                            427,471
                                                              -----------
                                                                1,226,140
                                                              -----------
             TELECOMMUNICATIONS                         4.8%
        164  NTT DoCoMo, Inc.                                     280,204
     86,593  Telecom Italia SpA                                   617,031
     74,914  Telefonica SA*                                       558,243
    542,283  Vodafone Group Plc                                   695,027
                                                              -----------
                                                                2,150,505
                                                              -----------

See Notes to Financial Statements      31

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

   SHARES                                                        VALUE
   ------                                                        -----
             TELECOMMUNICATIONS--SERVICES &
               EQUIPMENT                                0.8%
     26,078  Nokia Oyj, Class A                               $   346,645
                                                              -----------
             TRANSPORTATION & SHIPPING                  0.4%
     52,620  Brambles Industries Ltd.                             184,429
                                                              -----------
             UTILITIES                                  3.5%
     22,306  E.On AG                                            1,051,547
     52,057  Electricidade de Portugal SA                          77,686
     46,500  Hongkong Electric Holdings Ltd.                      196,741
     14,040  TPG NV                                               235,332
                                                              -----------
                                                                1,561,306
                                                              -----------
 Total Common Stocks (Cost $51,843,718)                       $37,978,844
                                                              -----------
 PRINCIPAL
 AMOUNT                                                          VALUE
 ------                                                          -----

 SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT                      15.0%
 $6,691,192  Bear Stearns & Co., Inc., 1.88%,
               9/30/02, Due 10/1/02, Repurchase price
               $6,691,541, Collateralized by various
               U.S. Government securities                     $ 6,691,192
                                                              -----------
 Total Short-Term Investment--Repurchase Agreement
   (Cost $6,691,192)                                          $ 6,691,192
                                                              -----------
 Total Investments (Cost $58,534,910)                  99.9%  $44,670,036
 Other assets in excess of liabilities                  0.1%       25,677
                                                       ----   -----------
 Net Assets                                            100.0% $44,695,713
                                                       ====   ===========

* Denotes non-income producing security.
ADR--American Depositary Receipts
GDR--Global Depositary Receipts
Geographical Diversification                                  September 30, 2002
--------------------------------------------------------------------------------

                                                                        PERCENT OF
                                                                        NET ASSETS
                                                                        ----------
COUNTRY                                                                   TOTAL
-------                                                                   -----
United Kingdom                                                             26.2%
United States                                                              15.0
Japan                                                                      12.3
Switzerland                                                                11.1
Netherlands                                                                 8.1
France                                                                      7.3
Germany                                                                     5.5
Italy                                                                       3.4
Australia                                                                   3.2
Hong Kong                                                                   2.6
Spain                                                                       2.4
South Korea                                                                 1.8
Finland                                                                     0.8
Portugal                                                                    0.2
                                                                          -----
Total Investments                                                          99.9%
Other Assets Less Liabilities                                               0.1%
                                                                          -----
Total                                                                     100.0%
                                                                          =====

See Notes to Financial Statements      32

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $51,843,718)--Note 2(A)                                   $  37,978,844
   Repurchase agreement at cost                                    6,691,192
                                                               -------------
     Total Investments                                            44,670,036
   Collateral received for securities on
     loan--Note 4                                                    355,683
   Receivable for investments sold                                   115,460
   Dividends and interest receivable                                 147,876
   Unrealized appreciation on forward currency
     contracts--Note 6                                                 6,377
   Reclaims receivable                                               227,928
   Other assets                                                       10,884
                                                               -------------
                                                                  45,534,244
 LIABILITIES:
   Payable for investments purchased            $     388,719
   Payable upon return of securities on
     loan--Note 4                                     355,683
   Payable to investment managers                       7,182
   Accrued expenses and other payables                 86,947        838,531
                                                -------------  -------------
 NET ASSETS at value, applicable to 1,180,902
   outstanding units of beneficial
   interest--Note 5                                            $  44,695,713
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($44,695,713 divided by 1,180,902 units)                    $       37.85
                                                               =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Dividends (net of foreign withholding tax
     of $43,476)                                $   1,020,083
     Interest                                          42,000
     Securities lending                                 1,015
                                                -------------
        Total Investment Income                                $   1,063,098
   Expenses:
     Investment manager's fees--Note 3(A)             389,621
     Shareholder servicing fees and
     expenses--Note 3(B)                              267,619
     Custodian fees and expenses                       36,266
     Legal and Auditing fees                           23,368
     Consultant fees                                   14,998
     Trustees' fees and expenses--Note 3(C)            36,853
     Printing and Postage                              16,502
     Insurance                                          6,380
     Other                                             38,069
                                                -------------
        Total Expenses                                               829,676
                                                               -------------
 INVESTMENT INCOME--NET                                              233,422
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCIES--Note 4:
   Net realized loss on:
     Investments                                   (7,038,872)
     Foreign currency transactions                    (73,838)
                                                -------------
                                                   (7,112,710)
                                                -------------
   Net increase (decrease) in unrealized
     appreciation (depreciation) on:
     Investments                                   (1,231,175)
     Foreign currency translations of other
     assets and liabilities                            21,489
                                                -------------
                                                   (1,209,686)
                                                -------------
 NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES                             (8,322,396)
                                                               -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $  (8,088,974)
                                                               =============

See Notes to Financial Statements      33

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    233,422   $    246,361
   Net realized loss                              (7,112,710)      (883,684)
   Net decrease in unrealized depreciation        (1,209,686)   (15,350,457)
                                                ------------   ------------
   Net decrease in net assets resulting from
     operations                                   (8,088,974)   (15,987,780)
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                             9,408,584     12,491,880
   Value of units redeemed                        (4,979,726)    (5,139,031)
                                                ------------   ------------
   Net increase in net assets resulting from
     capital transactions                          4,428,858      7,352,849
                                                ------------   ------------
   Net decrease                                   (3,660,116)    (8,634,931)
 NET ASSETS at beginning of year                  48,355,829     56,990,760
                                                ------------   ------------
 NET ASSETS at end of year                      $ 44,695,713   $ 48,355,829
                                                ============   ============

See Notes to Financial Statements      34

ACTIVELY MANAGED BOND FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 COMMERCIAL PAPER                    4.6%
 $ 6,000,000  Kraft Foods, Inc.,
                1.93%, 10/1/02                                 $  5,999,678
                                                               ------------
 Total Commercial Paper (Cost $6,000,000)                      $  5,999,678
                                                               ------------
 CORPORATE BONDS                     7.4%
 $   130,000  Bank of America Corp.,
                Medium Term Note,
                7.05%, 9/8/11                                  $    134,859
     500,000  Citigroup, Inc.,
                6.50%, 1/18/11                                      556,486
   1,000,000  CNA Financial Corp.,
                6.75%, 11/15/06                                     993,052
     100,000  Financing Corp.,
                9.40%, 2/8/18                                       147,016
     500,000  GE Global Insurance Holding Corp.,
                6.45%, 3/1/19                                       501,096
   2,000,000  J.C. Penny Co., Inc.,
                8.25%, 8/15/22                                    1,725,000
   2,201,000  JP Morgan & Co., Inc.,
                Medium Term Note,
                0.00%, 4/24/27                                      343,043
   4,300,000  Merrill Lynch & Co., Inc.,
                Medium Term Note,
                0.00%, 2/25/27                                      854,655
   1,000,000  PMI Group, Inc.,
                6.75%, 11/15/06                                   1,110,180
   1,000,000  Public Service Electric & Gas,
                9.13%, 7/1/05                                     1,155,531
     525,000  Public Service Electric & Gas,
                6.38%, 5/1/08                                       577,921
   3,000,000  Transamerica Financial Corp.,
                0.00%, 9/1/12                                     1,640,016
                                                               ------------
 Total Corporate Bonds (Cost $9,145,390)                       $  9,738,855
                                                               ------------
 MORTGAGE-BACKED SECURITIES          10.4%
 $    56,616  ABN AMRO Mortgage Corp.,
                Remic 98-4 A6,
                6.75%, 11/25/28                                $     56,478
   2,319,016  ABN AMRO Mortgage Corp.,
                Remic 98-5 A11,
                7.34%*, 1/25/29                                   2,396,841
   1,820,595  Chase Mortgage Finance Corp.,
                Remic 94-G A13,
                7.00%, 4/25/25                                    1,834,323
     159,783  Chase Mortgage Finance Corp.,
                Remic 98-S4 A9,
                6.90%, 8/25/28                                      159,532
      17,537  Chase Mortgage Finance Corp.,
                Remic 98-S4 A11,
                6.95%, 8/25/28                                       17,510
   1,625,873  Countrywide Home Loans, Inc.,
                Remic 01-24 1A3,
                8.50%, 1/25/32                                    1,926,040
   1,000,000  First Union Residential Trust,
                Remic 98-B 1A8,
                6.75%, 8/25/28                                    1,006,820
     330,162  GE Capital Mortgage Services, Inc.,
                Remic 99-11 A7,
                6.50%, 7/25/29                                      329,713

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 MORTGAGE-BACKED SECURITIES (CONTINUED)
 $ 1,132,144  PNC Mortgage Securities Corp.,
                Remic 98-4 3A2,
                6.75%, 5/25/28                                 $  1,135,925
     500,000  PNC Mortgage Securities Corp.,
                Remic 98-7 1A3,
                6.75%, 9/25/28                                      505,555
     291,762  Prudential Home Mortgage Securities, Inc.,
                Remic 94-21 A8,
                7.80%, 6/25/24                                      293,478
   1,116,688  Residential Funding Mortgage Securities I,
                Remic 93-S47 A15,
                9.00%, 12/25/23                                   1,151,199
     155,530  Residential Funding Mortgage Securities I,
                Remic 97-S12 A17,
                7.25%, 8/25/27                                      155,485
     600,000  Residential Funding Mortgage Securities I,
                Remic 98-S30 A2,
                6.50%, 12/25/28                                     611,934
     791,602  Residential Funding Mortgage Securities I,
                Remic 00-S7 A6,
                8.00%, 6/25/30                                      800,049
     638,183  Residential Funding Mortgage Securities I,
                Remic 01-S24 A3,
                6.75%, 10/25/31                                     664,182
     640,000  Saxon Asset Securities Trust,
                Remic 98-4 AF5,
                6.93%, 1/25/30                                      682,514
                                                               ------------
 Total Mortgage-Backed Securities (Cost $13,206,680)           $ 13,727,578
                                                               ------------
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                        71.5%
 $ 1,000,000  Federal Farm Credit Bank,
                8.00%, 2/24/10                                 $  1,023,052
     630,000  Federal Home Loan Bank,
                6.57%, 6/4/14                                       659,183
     620,000  Federal Home Loan Bank,
                7.00%, 7/27/16                                      628,696
     250,000  Federal Home Loan Bank,
                Series IF-16,
                6.35%, 10/4/16                                      257,886
   1,500,000  Federal Home Loan Bank,
                Series H-19,
                0.00%, 1/28/19                                      496,394
     229,547  Federal Home Loan Mortgage Corp.,
                Pool #730299,
                9.00%, 8/1/06                                       241,423
     109,322  Federal Home Loan Mortgage Corp.,
                Pool #533624,
                8.50%, 12/1/07                                      115,353
   2,096,906  Federal Home Loan Mortgage Corp.,
                Remic 1515S,
                13.98%*, 5/15/08                                  2,561,479
   1,000,000  Federal Home Loan Mortgage Corp.,
                Medium Term Note,
                8.00%, 2/15/17                                    1,031,996
      72,564  Federal Home Loan Mortgage Corp.,
                Remic 12A,
                9.25%, 11/15/19                                      77,491

See Notes to Financial Statements      35

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $   154,585  Federal Home Loan Mortgage Corp.,
                Remic 21Z,
                9.50%, 1/15/20                                 $    158,803
     183,397  Federal Home Loan Mortgage Corp.,
                Remic 1290H,
                7.50%, 6/15/21                                      184,344
      41,205  Federal Home Loan Mortgage Corp.,
                Remic 1316Z,
                8.00%, 6/15/22                                       43,821
   2,482,800  Federal Home Loan Mortgage Corp.,
                Remic 1591SH,
                11.32%*, 9/15/22                                  2,876,860
  15,000,000  Federal Home Loan Mortgage Corp.,
                0.00%, 2/2/23                                     3,342,855
     553,532  Federal Home Loan Mortgage Corp.,
                Remic 15PZ,
                7.00%, 7/25/23                                      556,958
     130,651  Federal Home Loan Mortgage Corp.,
                Remic 1842EB,
                8.00%, 10/15/23                                     134,830
     372,869  Federal Home Loan Mortgage Corp.,
                Remic 1790E,
                8.00%, 11/15/23                                     383,277
   3,504,944  Federal Home Loan Mortgage Corp.,
                Remic 1663ZA,
                7.00%, 1/15/24                                    3,528,304
   2,032,216  Federal Home Loan Mortgage Corp.,
                Remic 1671Z,
                7.00%, 2/15/24                                    2,098,111
   1,003,946  Federal Home Loan Mortgage Corp.,
                Remic 29ZC,
                8.00%, 4/25/24                                    1,015,293
     481,202  Federal Home Loan Mortgage Corp.,
                Remic 1727MD,
                8.50%, 5/15/24                                      501,392
     708,479  Federal Home Loan Mortgage Corp.,
                Remic 1727MF,
                8.50%, 5/15/24                                      737,982
   3,000,000  Federal Home Loan Mortgage Corp.,
                Medium Term Note,
                0.00%, 1/16/25                                      532,227
     676,000  Federal Home Loan Mortgage Corp.,
                Remic 1814D,
                6.50%, 2/15/26                                      711,809
   5,000,000  Federal Home Loan Mortgage Corp.,
                Medium Term Note,
                0.00%, 2/11/27                                      757,255
   1,840,444  Federal Home Loan Mortgage Corp.,
                Remic 2123KE,
                8.50%, 2/15/27                                    1,949,798
   1,400,000  Federal Home Loan Mortgage Corp.,
                Remic 1959B,
                6.50%, 5/15/27                                    1,449,434
   2,633,874  Federal Home Loan Mortgage Corp.,
                Remic 2092DL,
                8.50%, 9/15/27                                    2,820,983

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $   223,503  Federal Home Loan Mortgage Corp.,
                Remic 2131B,
                6.50%, 3/15/29                                 $    224,570
   1,457,665  Federal Home Loan Mortgage Corp.,
                Remic 2161Z,
                6.00%, 6/15/29                                    1,455,544
     900,000  Federal Home Loan Mortgage Corp.,
                Remic 2303CJ,
                6.00%, 8/15/29                                      926,223
   1,062,792  Federal Home Loan Mortgage Corp.,
                Remic 2351EK,
                6.50%, 8/15/31                                    1,067,730
     228,022  Federal National Mortgage Assoc.,
                Pool #15569,
                8.25%, 5/1/10                                       242,271
       4,244  Federal National Mortgage Assoc.,
                Remic 96-64PQ,
                6.50%, 1/18/12                                        4,258
     100,000  Federal National Mortgage Assoc.,
                6.80%, 8/27/12                                      110,312
   1,000,000  Federal National Mortgage Assoc.,
                7.00%, 1/3/17                                     1,010,506
   1,000,000  Federal National Mortgage Assoc.,
                7.05%, 4/10/17                                    1,019,629
     117,058  Federal National Mortgage Assoc.,
                Pool #87277,
                7.50%, 4/1/18                                       123,145
      41,142  Federal National Mortgage Assoc.,
                Remic 91-169M,
                8.40%, 12/25/21                                      46,398
     735,000  Federal National Mortgage Assoc.,
                Remic 92-161H,
                7.50%, 9/25/22                                      791,441
     438,998  Federal National Mortgage Assoc.,
                Remic 93-124M,
                0.00%, 10/25/22                                     403,648
     450,582  Federal National Mortgage Assoc.,
                Remic 97-61ZC,
                7.00%, 2/25/23                                      499,256
     749,000  Federal National Mortgage Assoc.,
                Remic G93-10J,
                5.00%, 3/25/23                                      770,367
   2,920,598  Federal National Mortgage Assoc.,
                Remic 93-247C,
                7.00%, 3/25/23                                    3,003,632
     500,000  Federal National Mortgage Assoc.,
                Remic G93-15H,
                7.25%, 4/25/23                                      546,702
   1,179,860  Federal National Mortgage Assoc.,
                Remic 93-100K,
                0.00%, 6/25/23                                    1,041,054
     997,352  Federal National Mortgage Assoc.,
                Remic 93-112ZB,
                7.00%, 7/25/23                                    1,112,424
     331,544  Federal National Mortgage Assoc.,
                Remic 93-130PZ,
                6.50%, 8/25/23                                      334,444

See Notes to Financial Statements      36

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $   206,098  Federal National Mortgage Assoc.,
                Remic 93-171Z,
                6.50%, 9/25/23                                 $    207,666
     334,565  Federal National Mortgage Assoc.,
                Pool #239024,
                7.00%, 10/1/23                                      351,543
   2,557,217  Federal National Mortgage Assoc.,
                Remic 93-199Z,
                7.00%, 10/25/23                                   2,584,035
      60,210  Federal National Mortgage Assoc.,
                Remic G95-4B,
                8.00%, 11/25/23                                      60,495
     350,025  Federal National Mortgage Assoc.,
                Remic G93-40,
                6.50%, 12/25/23                                     353,444
   1,707,310  Federal National Mortgage Assoc.,
                Remic 93-250DZ,
                7.00%, 12/25/23                                   1,832,792
     119,957  Federal National Mortgage Assoc.,
                Remic 94-97H,
                8.75%, 12/25/23                                     120,244
     806,509  Federal National Mortgage Assoc.,
                Remic 94-91Z,
                6.50%, 1/25/24                                      822,596
   2,026,123  Federal National Mortgage Assoc.,
                Remic 96-17ZA,
                6.00%, 3/25/24                                    2,032,410
   9,117,780  Federal National Mortgage Assoc.,
                Remic G97-5ZB,
                7.05%, 3/25/24                                    9,292,803
     329,000  Federal National Mortgage Assoc.,
                Remic 94-63G,
                7.00%, 4/25/24                                      332,736
     699,000  Federal National Mortgage Assoc.,
                Remic 94-65LL,
                7.38%, 4/25/24                                      755,166
   1,259,000  Federal National Mortgage Assoc.,
                Remic 94-61E,
                7.50%, 4/25/24                                    1,373,666
     385,000  Federal National Mortgage Assoc.,
                Remic G96-1PK,
                7.50%, 6/17/26                                      427,569
   2,243,912  Federal National Mortgage Assoc.,
                Remic 97-27Z,
                7.50%, 4/18/27                                    2,300,218
     107,483  Federal National Mortgage Assoc.,
                Remic 97-49B,
                10.00%, 6/17/27                                     120,944
   1,903,854  Federal National Mortgage Assoc.,
                Remic 98-59Z,
                6.50%, 10/25/28                                   1,990,717
   3,091,726  Federal National Mortgage Assoc.,
                Remic 98-62DC,
                9.00%, 11/25/28                                   3,387,698
     540,000  Federal National Mortgage Assoc.,
                Remic 01-64AC,
                6.50%, 8/25/29                                      567,498

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $ 1,072,751  Federal National Mortgage Assoc.,
                Remic 01-42GZ,
                6.50%, 9/25/29                                 $  1,133,001
         153  Government National Mortgage Assoc.,
                Pool #2919,
                8.00%, 2/15/04                                          158
      64,071  Government National Mortgage Assoc.,
                Pool #10260,
                8.00%, 6/15/06                                       67,968
         220  Government National Mortgage Assoc.,
                Pool #10855,
                8.00%, 7/15/06                                          233
       1,955  Government National Mortgage Assoc.,
                Pool #026113,
                9.00%, 8/15/08                                        2,120
       6,923  Government National Mortgage Assoc.,
                Pool #35238,
                9.50%, 9/15/09                                        7,683
       4,900  Government National Mortgage Assoc.,
                Pool #158361,
                9.50%, 6/15/16                                        5,513
       3,771  Government National Mortgage Assoc.,
                Pool #157799,
                9.00%, 7/15/16                                        4,195
       1,467  Government National Mortgage Assoc.,
                Pool #176069,
                9.00%, 8/15/16                                        1,631
       7,374  Government National Mortgage Assoc.,
                Pool #177254,
                9.00%, 9/15/16                                        8,202
     138,577  Government National Mortgage Assoc.,
                Series II, Pool #152027,
                8.00%, 10/20/16                                     150,055
       1,110  Government National Mortgage Assoc.,
                Pool #179930,
                9.50%, 12/15/16                                       1,249
       5,809  Government National Mortgage Assoc.,
                Pool #199032,
                9.50%, 1/15/17                                        6,541
      75,446  Government National Mortgage Assoc.,
                Pool #213606,
                8.00%, 4/15/17                                       82,109
       6,475  Government National Mortgage Assoc.,
                Pool #211434,
                9.50%, 4/15/17                                        7,292
     113,597  Government National Mortgage Assoc.,
                Pool #226673,
                9.50%, 7/15/17                                      127,915
       2,018  Government National Mortgage Assoc.,
                Pool #226855,
                9.50%, 7/15/17                                        2,273
       2,889  Government National Mortgage Assoc.,
                Pool #237572,
                9.50%, 12/15/17                                       3,253
       7,931  Government National Mortgage Assoc.,
                Pool #226651,
                9.50%, 6/15/18                                        8,936

See Notes to Financial Statements      37

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $       948  Government National Mortgage Assoc.,
                Pool #262208,
                9.50%, 8/15/18                                 $      1,068
      26,082  Government National Mortgage Assoc.,
                Pool #319342,
                8.50%, 3/15/22                                       28,581
      78,467  Government National Mortgage Assoc.,
                Pool #346560,
                8.00%, 4/15/23                                       85,108
     345,789  Government National Mortgage Assoc.,
                Series II, Pool #1977,
                9.50%, 3/20/25                                      388,416
     460,000  Government National Mortgage Assoc.,
                Remic 97-8PE,
                7.50%, 5/16/27                                      495,503
     796,787  Government National Mortgage Assoc.,
                Series II, Remic 97-18J,
                7.00%, 11/20/27                                     834,433
     463,815  Government National Mortgage Assoc.,
                Pool #511918,
                8.25%, 9/15/29                                      499,905
     191,806  Government National Mortgage Assoc.,
                Remic 99-31ZC,
                8.00%, 9/16/29                                      217,106
     750,000  Government National Mortgage Assoc.,
                Remic 01-4PM,
                6.50%, 3/20/31                                      800,526

 PRINCIPAL
 AMOUNT                                                           VALUE
 ------                                                           -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $ 3,520,000  U.S. Treasury Bonds,
                9.25%, 2/15/16                                 $  5,295,263
   5,000,000  U.S. Treasury Strips,
                0.00%, 2/15/06                                    4,644,360
   6,180,000  U.S. Treasury Strips,
                0.00%, 2/15/10                                    4,760,967
                                                               ------------
 Total United States Government & Agency Obligations
  (Cost $87,486,940)                                           $ 94,196,646
                                                               ------------
 SHORT TERM INVESTMENT--
              REPURCHASE AGREEMENT                       6.7%
 $ 8,814,544  Bear Stearns & Co., Inc., 1.88%, 9/30/02,
                Due 10/1/02, Repurchase price
                $8,815,004, Collateralized by
                various U.S. Government securities             $  8,814,544
                                                               ------------
 Total Short-Term Investment--Repurchase
  Agreement (Cost $8,814,544)                                  $  8,814,544
                                                               ------------
 Total Investments (Cost $124,653,554)                  100.6% $132,477,301
 Liabilities in excess of other assets                  (0.6)%     (756,897)
                                                        ----   ------------
 Net Assets                                             100.0% $131,720,404
                                                        ====   ============

* Variable rate security. Rate represents the rate in effect as of September 30, 2002. Maturity reflects final maturity date.

See Notes to Financial Statements      38

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $124,653,554)--Note 2(A)                                  $ 132,477,301
   Receivable for investments sold                                    51,049
   Interest receivable                                               749,135
   Other assets                                                       15,544
                                                               -------------
                                                                 133,293,029
 LIABILITIES:
   Payable for investments purchased            $   1,449,438
   Payable to investment manager                       34,227
   Accrued expenses                                    88,960      1,572,625
                                                -------------  -------------
 NET ASSETS at value, applicable to 2,679,345
   outstanding units of beneficial
   interest--Note 5                                            $ 131,720,404
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($131,720,404 divided by 2,679,345 units)                   $       49.16
                                                               =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Interest                                   $   8,629,017
     Securities lending                                 1,557
                                                -------------
        Total Investment Income                                $   8,630,574
   Expenses:
     Investment manager's fees--Note 3(A)             443,263
     Shareholder servicing fees and
     expenses--Note 3(B)                              543,262
     Custodian fees and expenses                       25,945
     Legal and Auditing fees                           23,367
     Consultant fees                                   14,998
     Trustees' fees and expenses--Note 3(C)            36,853
     Printing and Postage                              16,502
     Insurance                                         17,815
     Other                                             47,389
                                                -------------
        Net Expenses                                               1,169,394
                                                               -------------
 INVESTMENT INCOME--NET                                            7,461,180
 REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS--NOTE 4:
   Net realized gain on investments                   260,418
   Net increase in unrealized appreciation on
     investments                                    2,380,638
                                                -------------
 NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                     2,641,056
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $  10,102,236
                                                               =============

See Notes to Financial Statements      39

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  7,461,180   $  9,781,846
   Net realized gain (loss)                          260,418       (349,406)
   Net increase in unrealized appreciation         2,380,638     12,620,963
                                                ------------   ------------
   Net increase in net assets resulting from
     operations                                   10,102,236     22,053,403
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            23,043,213     13,883,773
   Value of units redeemed                       (33,866,807)   (57,425,864)
                                                ------------   ------------
   Net decrease in net assets resulting from
     capital transactions                        (10,823,594)   (43,542,091)
                                                ------------   ------------
   Net decrease                                     (721,358)   (21,488,688)
 NET ASSETS at beginning of year                 132,441,762    153,930,450
                                                ------------   ------------
 NET ASSETS at end of year                      $131,720,404   $132,441,762
                                                ============   ============

See Notes to Financial Statements      40

INTERMEDIATE-TERM BOND FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
COMMERCIAL PAPER                                              4.7%
$1,900,000   Kraft Foods, Inc.,
               1.93%, 10/1/02                                       $ 1,899,898
                                                                    -----------
Total Commercial Paper (Cost $1,900,000)                            $ 1,899,898
                                                                    -----------
CORPORATE BONDS                                               6.2%
$  150,000   American Express Credit Corp.,
               7.45%, 8/10/05                                       $   168,735
   500,000   Citigroup, Inc.,
               6.50%, 1/18/11                                           556,486
   115,000   Cooper Industries, Inc.,
               Medium Term Note,
               5.88%, 2/20/03                                           116,434
   500,000   Credit Suisse First Boston USA, Inc.,
               6.50%, 1/15/12                                           533,827
 1,005,000   Old Republic International Corp.,
               7.00%, 6/15/07                                         1,123,808
                                                                    -----------
Total Corporate Bonds (Cost $2,296,573)                             $ 2,499,290
                                                                    -----------
MORTGAGE-BACKED SECURITIES                                   13.3%
$  286,907   Bear Stearns Mortgage Securities, Inc.,
               Remic 1993-10 A9,
               7.20%, 7/25/24                                       $   286,293
   163,985   Bear Stearns Mortgage Securities, Inc.,
               Remic 1993-10 A8,
               7.20%, 7/25/24                                           163,588
   266,615   CitiCorp Mortgage Securities, Inc.,
               Remic 1993-7 A3,
               7.00%, 6/25/23                                           270,475
   136,417   Countrywide Funding Corp.,
               Remic 1993-12 A8,
               9.00%, 2/25/24                                           138,718
   232,764   Countrywide Home Loans,
               Remic 1997-4A,
               8.00%, 8/25/27                                           241,008
    82,523   DLJ Acceptance Trust,
               Remic 1989-1F,
               11.00%, 8/1/19                                            94,987
   112,895   GE Capital Mortgage Services, Inc.,
               Remic 1994-17 A10,
               7.00%, 5/25/24                                           113,971
    59,277   GE Capital Mortgage Services, Inc.,
               Remic 1996-HE3 A4,
               7.49%, 9/25/26                                            60,291
     3,473   John J Matterer,
               8.50%, 1/1/05                                              3,473
 1,046,178   Norwest Asset Securities Corp.,
               Remic 1997-19 A6,
               7.25%, 12/25/27                                        1,058,702
   410,000   Norwest Asset Securities Corp.,
               Remic 1998-6 A15,
               6.75%, 4/25/28                                           422,485
    68,148   Prudential Home Mortgage Securities,
               Remic 1992-29 A9,
               8.00%, 10/25/22                                           71,157
   154,224   Prudential Home Mortgage Securities,
               Remic 1992-33 A8,
               7.50%, 11/25/22                                          160,908
    57,243   Prudential Home Mortgage Securities,
               Remic 1994-27, Class A5,
               8.25%, 9/25/24                                            57,123

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
MORTGAGE-BACKED SECURITIES (CONTINUED)
$  400,000   Residential Asset Securitization Trust,
               Remic 1998-A6 IA2,
               6.75%, 7/25/28                                       $   403,124
   213,869   Residential Funding Mortgage Securities I,
               Remic 1996-S3 A5,
               7.25%, 1/25/26                                           218,348
   147,763   Residential Funding Mortgage Securities,
               Section I, Remic 1996-S24 A3,
               7.25%, 12/25/11                                          147,478
   302,626   Residential Funding Mortgage Securities,
               Section I, Remic 1999-S13 A7,
               6.50%, 5/25/29                                           303,872
   244,871   Structured Asset Securities Corp.,
               Series 1998-ALS1 1A,
               6.90%, 1/25/29                                           250,506
   245,000   Vendee Mortgage Trust,
               Remic 1999-3 D,
               6.50%, 6/15/25                                           268,199
   340,000   Washington Mutual,
               Remic 1999-WM3 2A5,
               7.50%, 11/19/29                                          357,330
   299,573   Wells Fargo Mortgage Backed Securities Trust,
               Remic 2000-3 A1, 7.25%, 7/1/15                           310,226
                                                                    -----------
Total Mortgage-Backed Securities (Cost $5,364,972)                  $ 5,402,262
                                                                    -----------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                                                70.3%
$  500,000   Federal Farm Credit Bank,
               8.00%, 2/24/10                                       $   511,526
   150,000   Federal Home Loan Bank,
               6.18%, 4/17/08                                           153,349
   350,000   Federal Home Loan Bank,
               8.10%, 5/25/10                                           396,549
     2,769   Federal Home Loan Mortgage Corp.,
               Pool #251363,
               8.75%, 5/1/03                                              2,804
    43,190   Federal Home Loan Mortgage Corp.,
               Gold Pool #E30900,
               8.50%, 5/1/06                                             46,219
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.22%, 6/24/08                                         1,029,532
 1,156,845   Federal Home Loan Mortgage Corp.,
               Remic 1587Z,
               6.50%, 10/15/08                                        1,247,389
    73,142   Federal Home Loan Mortgage Corp.,
               Pool #301687,
               9.00%, 2/1/10                                             77,437
    83,683   Federal Home Loan Mortgage Corp.,
               Pool #298007,
               12.00%, 2/1/16                                            94,626
   540,522   Federal Home Loan Mortgage Corp.,
               Remic 1899ZG,
               8.00%, 6/15/18                                           564,212
   188,304   Federal Home Loan Mortgage Corp.,
               Pool #360037,
               10.00%, 9/1/18                                           218,481
   103,622   Federal Home Loan Mortgage Corp.,
               Remic 34D,
               9.00%, 3/15/20                                           108,141

See Notes to Financial Statements      41

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$1,004,548   Federal Home Loan Mortgage Corp.,
               Remic 1418Z,
               7.00%, 6/15/22                                       $ 1,028,400
   381,161   Federal Home Loan Mortgage Corp.,
               Remic 1316Z,
               8.00%, 6/15/22                                           405,352
   577,693   Federal Home Loan Mortgage Corp.,
               Remic 1311K,
               7.00%, 7/15/22                                           607,440
   159,000   Federal Home Loan Mortgage Corp.,
               Remic 1547PK,
               7.00%, 10/15/22                                          166,909
   367,000   Federal Home Loan Mortgage Corp.,
               Remic 1695EA,
               7.00%, 12/15/23                                          390,776
   273,000   Federal Home Loan Mortgage Corp.,
               Remic 1663C,
               7.00%, 1/15/24                                           281,231
    78,521   Federal Home Loan Mortgage Corp.,
               Remic 1669NF,
               9.00%, 2/15/24                                            79,080
   926,517   Federal Home Loan Mortgage Corp.,
               Remic 1733EZ,
               7.50%, 6/15/24                                           947,417
   153,730   Federal Home Loan Mortgage Corp.,
               Remic 1753D,
               8.50%, 9/15/24                                           164,804
   634,000   Federal Home Loan Mortgage Corp.,
               Remic 2070B,
               6.00%, 7/15/25                                           652,266
    35,890   Federal Home Loan Mortgage Corp.,
               Remic 1924A,
               10.00%, 8/15/25                                           36,245
   790,163   Federal Home Loan Mortgage Corp.,
               Remic 2092DL,
               8.50%, 9/15/27                                           846,295
 1,000,000   Federal Home Loan Mortgage Corp.,
               Remic 2343CE,
               6.50%, 12/15/28                                        1,037,878
   288,994   Federal Home Loan Mortgage Corp.,
               Remic 2137GT,
               6.50%, 3/15/29                                           289,963
   339,129   Federal Home Loan Mortgage Corp.,
               Remic 2317VG,
               6.50%, 4/15/31                                           359,874
     8,451   Federal National Mortgage Assoc.,
               Pool #50078,
               8.50%, 6/1/03                                              8,628
    22,613   Federal National Mortgage Assoc.,
               Pool #355656,
               7.00%, 8/1/03                                             22,941
    42,487   Federal National Mortgage Assoc.,
               Pool #82407,
               9.00%, 3/1/04                                             43,528
    31,499   Federal National Mortgage Assoc.,
               Pool #104927,
               11.00%, 4/1/05                                            33,345

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$  400,000   Federal National Mortgage Assoc.,
               Remic 1993-163BJ,
               7.00%, 7/25/06                                       $   411,038
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.58%, 12/17/07                                          100,902
 1,000,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.44%, 1/7/08                                          1,010,958
   652,262   Federal National Mortgage Assoc.,
               Remic 1994-32Z,
               6.50%, 3/25/09                                           697,260
   500,000   Federal National Mortgage Assoc.,
               Remic G93-32J,
               6.75%, 5/25/09                                           504,346
   295,000   Federal National Mortgage Assoc.,
               7.55%, 11/15/10                                          297,010
   500,000   Federal National Mortgage Assoc.,
               6.10%, 1/24/12                                           505,502
 1,000,000   Federal National Mortgage Assoc.,
               6.25%, 6/11/12                                         1,021,266
   701,837   Federal National Mortgage Assoc.,
               Remic 1993-65ZZ,
               7.00%, 6/25/13                                           803,496
     6,293   Federal National Mortgage Assoc.,
               Remic 29-1,
               0.00%, 3/1/18                                              5,828
    65,033   Federal National Mortgage Assoc.,
               Pool #87277,
               7.50%, 4/1/18                                             68,415
   100,269   Federal National Mortgage Assoc.,
               Remic 1989-62G,
               8.60%, 10/25/19                                          110,835
   142,839   Federal National Mortgage Assoc.,
               Remic 1992-202J,
               7.50%, 4/25/20                                           143,964
    77,155   Federal National Mortgage Assoc.,
               Pool #313205,
               10.00%, 12/1/20                                           88,852
   301,435   Federal National Mortgage Assoc.,
               Remic 1993-26K,
               7.00%, 5/25/21                                           302,649
   360,485   Federal National Mortgage Assoc.,
               Remic G-41PT,
               7.50%, 10/25/21                                          389,271
   276,000   Federal National Mortgage Assoc.,
               Remic 1993-4K,
               7.50%, 11/25/21                                          282,187
   103,953   Federal National Mortgage Assoc.,
               Pool #525171,
               9.00%, 12/1/21                                           114,383
    66,271   Federal National Mortgage Assoc.,
               Remic 1992-88L,
               8.00%, 12/25/21                                           67,148
    68,529   Federal National Mortgage Assoc.,
               Remic 1993-1G,
               7.50%, 1/25/22                                            69,476

See Notes to Financial Statements      42

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$  212,364   Federal National Mortgage Assoc.,
               Remic 1993-112ZA,
               7.00%, 4/25/22                                       $   232,808
   645,000   Federal National Mortgage Assoc.,
               Remic 1993-54J,
               6.75%, 10/25/22                                          667,230
   140,000   Federal National Mortgage Assoc.,
               Remic 1993-139J,
               7.00%, 11/25/22                                          149,732
   216,000   Federal National Mortgage Assoc.,
               Remic 1993-4LA,
               8.00%, 1/25/23                                           240,366
 1,200,000   Federal National Mortgage Assoc.,
               Remic 1993-89D,
               7.00%, 6/25/23                                         1,258,844
   230,000   Federal National Mortgage Assoc.,
               Remic G93-38H,
               6.50%, 12/25/23                                          232,826
   431,291   Federal National Mortgage Assoc.,
               Remic 1994-80A,
               7.00%, 2/25/24                                           441,334
   996,104   Federal National Mortgage Assoc.,
               Remic 1994-76KB,
               0.00%, 4/25/24                                           938,666
   829,064   Federal National Mortgage Assoc.,
               Remic 1994-75N,
               7.00%, 4/25/24                                           839,422
   538,327   Federal National Mortgage Assoc.,
               Pool # 303437,
               9.00%, 6/1/25                                            590,034
   457,477   Federal National Mortgage Assoc.,
               Remic 2001-70YB,
               6.00%, 12/25/31                                          458,092
   224,152   Federal National Mortgage Assoc.,
               Remic 2002-14A1,
               7.00%, 1/25/42                                           233,037
       426   Government National Mortgage Assoc.,
               Pool #9335,
               8.25%, 4/15/06                                               451
   161,774   Government National Mortgage Assoc.,
               Pool #409781,
               8.25%, 8/15/25                                           175,671

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$1,000,000   Government National Mortgage Assoc.,
               Remic 1997-8PM,
               7.00%, 4/16/26                                       $ 1,029,897
   142,632   Government National Mortgage Assoc.,
               Series II, Pool #2326,
               8.50%, 11/20/26                                          154,860
   500,090   Government National Mortgage Assoc.,
               Pool #440640,
               8.25%, 6/15/27                                           540,408
    88,886   Government National Mortgage Assoc.,
               Pool #453323,
               8.25%, 9/15/27                                            96,053
    81,749   Government National Mortgage Assoc.,
               Pool #453336,
               8.25%, 9/15/27                                            88,340
    35,472   Government National Mortgage Assoc.,
               Pool #427291,
               8.25%, 12/15/27                                           38,332
   375,000   Government National Mortgage Assoc.,
               Remic 2000-14CD,
               7.50%, 7/16/29                                           399,485
   850,481   Government National Mortgage Assoc.,
               Remic 2001-61NL,
               6.50%, 7/16/31                                           860,813
                                                                    -----------
Total United States Government & Agency Obligations
(Cost $27,714,986)                                                  $28,514,124
                                                                    -----------
SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT                             6.2%
$2,533,862   Bear Stearns & Co., Inc., 1.88%, 9/30/02,
               Due 10/1/02, Repurchase price
               $2,533,994, Collateralized by
               various U.S. Government securities                   $ 2,533,862
                                                                    -----------
Total Short-Term Investment--Repurchase
 Agreement (Cost $2,533,862)                                        $ 2,533,862
                                                                    -----------
Total Investments (Cost $39,810,393)                        100.7%  $40,849,436
Liabilities in excess of other assets                       (0.7)%     (272,701)
                                                            -----   -----------
Net Assets                                                  100.0%  $40,576,735
                                                            =====   ===========

See Notes to Financial Statements      43

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $39,810,393)--Note 2(A)                                   $  40,849,436
   Receivable for investments sold                                    20,070
   Interest receivable                                               288,612
   Other assets                                                       14,206
                                                               -------------
                                                                  41,172,324
 LIABILITIES:
   Payable for investments purchased            $     522,500
   Payable to investment manager                       12,503
   Accrued expenses                                    60,586        595,589
                                                -------------  -------------
 NET ASSETS at value, applicable to 962,548
   outstanding units of
   beneficial interest--Note 5                                 $  40,576,735
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($40,576,735 divided by 962,548 units)                      $       42.16
                                                               =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Investment Income:
     Interest                                   $   2,522,315
     Securities lending                                 1,259
                                                -------------
        Total Investment Income                                $   2,523,574
   Expenses:
     Investment manager's fees--Note 3(A)             166,724
     Shareholder servicing fees and
     expenses--Note 3(B)                              233,406
     Custodian fees and expenses                       13,837
     Legal and Auditing fees                           23,368
     Consultant fees                                   14,998
     Trustees' fees and expenses--Note 3(C)            36,853
     Printing and Postage                              16,502
     Insurance                                          5,822
     Other                                             42,736
                                                -------------
        Total Expenses                                               554,246
                                                               -------------
 INVESTMENT INCOME--NET                                            1,969,328
 REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS--Note 4:
   Net realized loss on investments                   (19,297)
   Net decrease in unrealized depreciation on
     investments                                     (248,426)
                                                -------------
 NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS                                                      (267,723)
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $   1,701,605
                                                               =============

See Notes to Financial Statements      44

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  1,969,328   $  2,780,097
   Net realized loss                                 (19,297)      (111,612)
   Net increase (decrease) in unrealized
     appreciation (depreciation)                    (248,426)     2,433,334
                                                ------------   ------------
   Net increase in net assets resulting from
     operations                                    1,701,605      5,101,819
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                             6,371,268      4,681,948
   Value of units redeemed                       (10,514,857)   (18,569,843)
                                                ------------   ------------
   Net decrease in net assets resulting from
     capital transactions                         (4,143,589)   (13,887,895)
                                                ------------   ------------
   Net decrease                                   (2,441,984)    (8,786,076)
 NET ASSETS at beginning of year                  43,018,719     51,804,795
                                                ------------   ------------
 NET ASSETS at end of year                      $ 40,576,735   $ 43,018,719
                                                ============   ============

See Notes to Financial Statements      45

SHORT-TERM INVESTMENT FUND
Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
COMMERCIAL PAPER                                              4.3%
$  850,000   General Electric Capital Corp.,
               1.76%, 11/25/02                                      $   847,760
                                                                    -----------
Total Commercial Paper (Cost $847,714)                              $   847,760
                                                                    -----------
CORPORATE BONDS                                              11.8%
$  200,000   Associates Corp. N.A.,
               6.38%, 10/15/02                                      $   200,345
   150,000   Associates Corp. N.A.,
               6.00%, 12/1/02                                           151,013
   245,000   Commercial Credit Co.,
               5.88%, 1/15/03                                           247,817
   600,000   E. I. Dupont de Nemours & Co.,
               6.75%, 10/15/02                                          601,082
   600,000   Norwest Corp.,
               6.63%, 3/15/03                                           612,961
   500,000   Pitney Bowes Credit Corp.,
               8.80%, 2/15/03                                           512,354
                                                                    -----------
Total Corporate Bonds (Cost $2,322,396)                             $ 2,325,572
                                                                    -----------
MORTGAGE-BACKED SECURITIES                                    1.0%
$  198,832   Vendee Mortgage Trust,
               Remic 1996-3 1H,
               6.75%, 12/15/03                                      $   203,419
                                                                    -----------
Total Mortgage-Backed Securities (Cost $202,741)                    $   203,419
                                                                    -----------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                                                71.4%
$  305,000   Federal Home Loan Bank,
               6.38%, 11/15/02                                      $   306,732
   535,000   Federal Home Loan Bank,
               5.92%, 12/19/02                                          539,958
   120,000   Federal Home Loan Bank,
               5.91%, 12/23/02                                          121,166
 1,050,000   Federal Home Loan Bank,
               6.34%, 12/30/02                                        1,062,178
    50,000   Federal Home Loan Bank,
               7.00%, 2/14/03                                            50,988
   250,000   Federal Home Loan Bank,
               2.83%, 4/21/03                                           251,762
   250,000   Federal Home Loan Bank,
               5.03%, 4/28/03                                           254,951
   250,000   Federal Home Loan Bank,
               5.86%, 4/28/03                                           256,141
   400,000   Federal Home Loan Bank,
               5.58%, 9/2/03                                            414,636
   175,000   Federal Home Loan Bank,
               2.00%, 9/16/03                                           175,100
   500,000   Federal Home Loan Bank,
               2.05%, 9/19/03                                           500,360
   500,000   Federal Home Loan Bank,
               3.45%, 10/15/03                                          500,353
   575,000   Federal Home Loan Bank,
               5.19%, 10/20/03                                          596,421
   150,000   Federal Home Loan Bank,
               3.78%, 6/24/04                                           150,653
   250,000   Federal Home Loan Bank,
               5.04%, 7/30/04                                           256,609
   186,000   Federal Home Loan Mortgage Corp.,
               6.25%, 10/15/02                                          186,344

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$   19,578   Federal Home Loan Mortgage Corp.,
               Gold Pool #G40164,
               6.50%, 11/1/02                                       $    19,636
   645,000   Federal Home Loan Mortgage Corp.,
               7.00%, 2/15/03                                           657,878
   600,000   Federal Home Loan Mortgage Corp.,
               0.00%, 5/22/03                                           593,942
    38,479   Federal Home Loan Mortgage Corp.,
               Gold Pool #N96538,
               6.00%, 6/1/03                                             39,113
   150,000   Federal Home Loan Mortgage Corp.,
               Medium Term Note,
               3.38%, 3/18/04                                           151,033
    70,882   Federal Home Loan Mortgage Corp.,
               Gold Pool #N97626,
               7.00%, 5/1/04                                             72,802
   618,000   Federal Home Loan Mortgage Corp.,
               Medium Term Note,
               3.75%, 6/4/04                                            625,878
   200,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.90%, 10/10/02                                          200,224
   555,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               5.95%, 10/16/02                                          555,988
   300,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.28%, 11/12/02                                          301,560
     7,514   Federal National Mortgage Assoc.,
               Pool #333347,
               6.50%, 12/1/02                                             7,533
   200,000   Federal National Mortgage Assoc.,
               6.80%, 1/10/03                                           202,845
    33,429   Federal National Mortgage Assoc.,
               Pool #345817,
               5.50%, 5/1/03                                             33,717
    17,190   Federal National Mortgage Assoc.,
               Pool #337214,
               6.00%, 5/1/03                                             17,457
    38,625   Federal National Mortgage Assoc.,
               Pool #348987,
               7.00%, 6/1/03                                             39,185
   300,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.05%, 6/30/03                                           309,982
   246,050   Federal National Mortgage Assoc.,
               Pool #359690,
               5.50%, 9/1/03                                            248,171
    64,010   Federal National Mortgage Assoc.,
               Remic 93-24PM,
               7.00%, 10/25/03                                           65,391
   300,000   Federal National Mortgage Assoc.,
               2.84%, 11/14/03                                          300,413
   250,000   Federal National Mortgage Assoc.,
               3.25%, 12/4/03                                           250,673
   300,000   Federal National Mortgage Assoc.,
               3.30%, 2/25/04                                           301,798

See Notes to Financial Statements      46

Statement of Investments
September 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$  300,000   Federal National Mortgage Assoc.,
               3.55%, 4/15/04                                       $   300,195
   400,000   Federal National Mortgage Assoc.,
               4.15%, 4/22/04                                           405,185
   250,000   Federal National Mortgage Assoc.,
               3.80%, 4/30/04                                           252,877
   600,000   Federal National Mortgage Assoc.,
               3.75%, 5/12/04                                           607,148
   300,000   Federal National Mortgage Assoc.,
               3.18%, 5/26/04                                           300,612
   750,000   Federal National Mortgage Assoc.,
               3.50%, 6/24/04                                           759,407
   225,000   Federal National Mortgage Assoc.,
               3.88%, 7/23/04                                           226,438
   365,000   Federal National Mortgage Assoc.,
               3.95%, 8/19/04                                           367,993

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)

$  290,000   Federal National Mortgage Assoc.,
               3.70%, 9/10/04                                       $   293,838
                                                                    -----------
Total United States Government & Agency Obligations
 (Cost $14,109,034)                                                 $14,133,264
                                                                    -----------
                 INVESTMENT--REPURCHASE AGREEMENT    10.5%
$2,070,426   Bear Stearns & Co., Inc., 1.88%, 9/30/02,
               Due 10/1/02, Repurchase price
               $2,070,534, Collateralized by
               various U.S. Government securities                   $ 2,070,426
                                                                    -----------
Total Investment--Repurchase
 Agreement (Cost $2,070,426)                                        $ 2,070,426
                                                                    -----------
Total Investments (Cost $19,552,311)                         99.0%  $19,580,441
Other assets in excess of liabilities                         1.0%      201,743
                                                            -----   -----------
Net Assets                                                  100.0%  $19,782,184
                                                            =====   ===========

See Notes to Financial Statements      47

Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
     $17,481,885)--Note 2(A)                                   $  17,510,015
   Repurchase agreement at cost                                    2,070,426
                                                               -------------
     Total Investments                                            19,580,441
   Interest receivable                                               228,754
   Other assets                                                       25,191
                                                               -------------
                                                                  19,834,386
 LIABILITIES:
   Payable to investment manager                $       4,120
   Accrued expenses                                    48,082         52,202
                                                -------------  -------------
 NET ASSETS at value, applicable to 750,850
   outstanding units
   of beneficial interest--Note 5                              $  19,782,184
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($19,782,184 divided by 750,850 units)                      $       26.35
                                                               =============

Statement of Operations                            Year Ended September 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Investment Interest                        $     555,650
     Securities lending                                   173
                                                -------------
        Total Investment Income                                $     555,823
 Expenses:
     Investment manager's fees--Note 3(A)              49,480
     Shareholder servicing fees and
     expenses--Note 3(B)                              118,753
     Custodian fees and expenses                       10,222
     Legal and Auditing fees                           20,564
     Consultant fees                                   14,998
     Trustees' fees and expenses--Note 3(C)            36,853
     Printing and Postage                              16,502
     Insurance                                          2,289
     Other                                             33,308
                                                -------------
        Total Expenses                                302,969
        Less Investment manager's fee
       waiver--Note 3(A)                             (144,510)
                                                -------------
        Net Expenses                                                 158,459
                                                               -------------
 INVESTMENT INCOME--NET                                              397,364
 REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS--Note 4:
     Net realized loss on investments                 (27,351)
     Net decrease in unrealized depreciation
     on investments                                   (13,606)
                                                -------------
 NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS                                                       (40,957)
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $     356,407
                                                               =============

See Notes to Financial Statements      48

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2002      9/30/2001
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    397,364   $    902,868
   Net realized gain (loss)                          (27,351)        27,936
   Net increase (decrease) in unrealized
     appreciation (depreciation)                     (13,606)        67,269
                                                ------------   ------------
   Net increase in net assets resulting from
     operations                                      356,407        998,073
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                             8,519,321     11,540,487
   Value of units redeemed                        (9,739,680)   (11,062,531)
                                                ------------   ------------
   Net increase (decrease) in net assets
     resulting from capital transactions          (1,220,359)       477,956
                                                ------------   ------------
   Net increase (decrease)                          (863,952)     1,476,029
 NET ASSETS at beginning of year                  20,646,136     19,170,107
                                                ------------   ------------
 NET ASSETS at end of year                      $ 19,782,184   $ 20,646,136
                                                ============   ============

See Notes to Financial Statements      49

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--GENERAL
    Participation in RSI Retirement Trust ("the Trust") is limited to IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of the Trust to have business interests in common with organizations participating in the Trust. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under
Section 401 of the Code ("Participating Plans").

    In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2002, seven classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc.
("RSGroup-Registered Trademark-").

    The financial statements of the Investment Funds are presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITIES VALUATION: Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

    (1) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

    (2) each unlisted equity security quoted on the Nasdaq is valued at the last current bid price obtained from the Nasdaq; effective October 15, 2002 the Nasdaq became an exchange, as such, each listed equity security on the Nasdaq is valued at its closing price, or, if there were no sales on that day, at its last reported current closing price or bid price;

    (3) United States Government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

    (4) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

    Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Trustees.

    Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date plus one basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

(C) REPURCHASE AGREEMENTS: The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(D) SECURITIES LOANS: The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

    Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

(E) DIVIDENDS TO UNITHOLDERS: The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

(F) FEDERAL INCOME TAXES: The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under
    Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

(G) ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

(H) OTHER: The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated evenly between each Investment Fund.

    Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

(I) FINANCIAL FUTURE CONTRACTS: The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

(J) OPTIONS VALUATION: The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

(K) FORWARD CURRENCY CONTRACTS: A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(A) Retirement System Investors Inc. ("RSI") is the Investment Adviser for each investment Fund. RSI has retained subadvisers to manage the International Equity Fund and a portion of the Emerging Growth Equity Fund. RSI acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, subadvisory portfolio analysis, and presentations to unitholders.

    Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all subadvisers and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

    The table of rates below are those as of September 30, 2002 as approved by the unitholders.

INVESTMENT FUND             INVESTMENT MANAGER              FEE
---------------             ------------------              ---
Core Equity Fund           Retirement System     .60% on first $50 million,
                           Investors Inc.        .50% on next $150 million,
                                                 and .40% over $200 million
Value Equity Fund          Retirement System     .60% on first $50 million,
                           Investors Inc.        .50% on next $150 million,
                                                 and .40% over $200 million
Emerging Growth Equity     Retirement System     1.00%
  Fund                     Investors Inc.        1.00% on first $25
                           HLM Management        million,
                           Company Inc.          .80% on next $25 million,
                           (subadviser)          and .60% over $50 million
International Equity Fund  Bank of Ireland       .75% on first $20 million,
                           Asset                 .50% on next $30 million,
                           Management (U.S.)     and .35% over $50 million
                           Limited
                           (subadviser)
Actively Managed           Retirement System     .40% on first $50 million,
  Bond Fund                Investors Inc.        .30% on next $100 million,
                                                 and .20% over $150 million
Intermediate-Term          Retirement System     .40% on first $50 million,
  Bond Fund                Investors Inc.        .30% on next $100 million,
                                                 and .20% over $150 million
Short-Term                 Retirement System     .25% on first $50 million,
  Investment Fund          Investors Inc.        and .20% over $50 million

    The Trust's investment management agreement with RSI provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a subadviser. For the year ended September 30, 2002, RSI has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $144,510 to limit the Fund's annual expenses to 0.80% of average net assets.

(B) Shareholder servicing fees and expenses for the year ended September 30, 2002 consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup-Registered Trademark-) under a contract providing administrative services to the Investment Funds. The fee arrangement applicable for each of the Investment Funds is as follows:

          AVERAGE NET ASSETS                    FEE
          ------------------                    ---
          First $25 million                     .60%
          Next $25 million                      .50%
          Next $25 million                      .40%
          Over $75 million                      .30%

(C) Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of the Trust are also officers of RSGroup-Registered Trademark- and its subsidiaries.

NOTE 4--SECURITIES TRANSACTIONS

    The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2002:

                                                         PURCHASES      SALES
                                                         ---------      -----
Core Equity Fund                                        $69,508,420  $56,071,726
Value Equity Fund                                        36,089,207   33,760,745
Emerging Growth Equity Fund                              68,047,837   58,494,666
International Equity Fund                                 9,084,470    8,068,506
Actively Managed Bond Fund                               35,439,465   49,723,022
Intermediate-Term Bond Fund                              27,461,213   28,801,986

    Net unrealized appreciation (depreciation) consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2002 for each of the Investment Funds was as follows:

                                       NET UNREALIZED     GROSS         GROSS
                                        APPRECIATION    UNREALIZED    UNREALIZED
                                       (DEPRECIATION)  APPRECIATION  DEPRECIATION
                                       --------------  ------------  ------------
Core Equity Fund                        $ 11,699,721   $30,377,974   $(18,678,253)
Value Equity Fund                         (8,170,823)    4,616,492    (12,787,315)
Emerging Growth Equity Fund              (11,972,312)    5,145,247    (17,117,559)
International Equity Fund                (13,864,874)    1,376,963    (15,241,837)
Actively Managed Bond Fund                 7,823,747     8,282,465       (458,718)
Intermediate-Term Bond Fund                1,039,043     1,123,755        (84,712)
Short-Term Investment Fund                    28,130        30,657         (2,527)

    The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2002. The cash collateral received was invested into repurchase agreements.

                                                         VALUE OF
                                                        SECURITIES    VALUE OF
                                                          LOANED     COLLATERAL
                                                          ------     ----------
Core Equity Fund                                        $ 2,419,964  $ 2,524,038
Value Equity Fund                                         2,158,119    2,311,664
Emerging Growth Equity Fund                              15,260,006   16,034,979
International Equity Fund                                   260,412      355,683

    These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

    For the year ended September 30, 2002 the Emerging Growth Equity Fund and the Value Equity Fund, each had expenses paid through brokerage/service arrangements which amounted to $15,801 and $15,476 respectively.

NOTE 5--CAPITAL TRANSACTIONS
    At September 30, 2002 there were an unlimited number of units of beneficial interest authorized for each Investment Fund.

    Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2002 were as follows:

                                        CORE EQUITY             VALUE EQUITY
                                            FUND                    FUND
                                            ----                    ----
                                    UNITS       AMOUNT      UNITS       AMOUNT
                                    -----       ------      -----       ------
Units sold                          505,968  $ 35,926,302   205,316  $ 15,301,901
Units redeemed                     (290,098)  (23,199,477) (140,929)  (11,194,467)
                                   --------  ------------  --------  ------------
Net increase (decrease)             215,870  $ 12,726,825    64,387  $  4,107,434
                                   ========  ============  ========  ============

                                      EMERGING GROWTH          INTERNATIONAL
                                        EQUITY FUND             EQUITY FUND
                                        -----------             -----------
                                    UNITS       AMOUNT      UNITS      AMOUNT
                                    -----       ------      -----      ------
Units sold                          342,413  $ 21,241,913   224,450  $ 9,408,584
Units redeemed                     (142,705)  (10,580,944) (105,265)  (4,979,726)
                                   --------  ------------  --------  -----------
Net increase (decrease)             199,708  $ 10,660,969   119,185  $ 4,428,858
                                   ========  ============  ========  ===========

                                       ACTIVELY MANAGED        INTERMEDIATE-TERM
                                          BOND FUND                BOND FUND
                                          ---------                ---------
                                     UNITS        AMOUNT      UNITS       AMOUNT
                                     -----        ------      -----       ------
Units sold                            481,523  $ 23,043,213   152,814  $  6,371,268
Units redeemed                       (711,289)  (33,866,807) (253,025)  (10,514,857)
                                   ----------  ------------  --------  ------------
Net increase (decrease)              (229,766) $(10,823,594) (100,211) $ (4,143,589)
                                   ==========  ============  ========  ============

                                                       SHORT-TERM
                                                     INVESTMENT FUND
                                                     ---------------
                                                  UNITS        AMOUNT
                                                  -----        ------
Units sold                                        326,056    $ 8,519,321
Units redeemed                                   (373,050)    (9,739,680)
                                                 --------    -----------
Net increase (decrease)                           (46,994)   $(1,220,359)
                                                 ========    ===========

    Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2001 were as follows:

                                                         CORE                            VALUE
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
Units sold                                      450,183    $ 42,935,347          179,164    $ 15,907,563
Units redeemed                                 (245,973)    (24,421,808)        (222,442)    (19,440,009)
                                               --------    ------------         --------    ------------
Net increase (decrease)                         204,210    $ 18,513,539          (43,278)   $ (3,532,446)
                                               ========    ============         ========    ============

                                                   EMERGING GROWTH                   INTERNATIONAL
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
Units sold                                      238,674    $ 21,613,981          232,958    $ 12,491,880
Units redeemed                                 (154,347)    (14,507,226)         (93,149)     (5,139,031)
                                               --------    ------------         --------    ------------
Net increase (decrease)                          84,327    $  7,106,755          139,809    $  7,352,849
                                               ========    ============         ========    ============

                                                   ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                                      BOND FUND                         BOND FUND
                                                      ---------                         ---------
                                                UNITS          AMOUNT             UNITS         AMOUNT
                                                -----          ------             -----         ------
Units sold                                       328,806    $ 13,883,773          121,971    $  4,681,948
Units redeemed                                (1,335,260)    (57,425,864)        (477,458)    (18,569,843)
                                              ----------    ------------         --------    ------------
Net increase (decrease)                       (1,006,454)   $(43,542,091)        (355,487)   $(13,887,895)
                                              ==========    ============         ========    ============

                                                       SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                 UNITS          AMOUNT
                                                 -----          ------
Units sold                                        455,181    $ 11,540,487
Units redeemed                                   (437,870)    (11,062,531)
                                               ----------    ------------
Net increase (decrease)                            17,311    $    477,956
                                               ==========    ============

    Net Assets at September 30, 2002 are comprised as follows:

                                                                                EMERGING
                                                CORE EQUITY       VALUE       GROWTH EQUITY   INTERNATIONAL
                                                   FUND            FUND           FUND         EQUITY FUND
                                                   ----            ----           ----         -----------
Paid-in capital (deficit)                      $(160,459,811)  $(46,958,634)  $(50,452,178)   $ 20,329,703
Accumulated income (loss)                         51,715,152     22,214,607     (8,230,949)     (1,345,626)
Accumulated realized gain                        225,926,788     98,640,621    123,522,394      39,549,918
Unrealized appreciation (depreciation)            11,699,721     (8,170,823)   (11,972,312)    (13,838,282)
                                               -------------   ------------   ------------    ------------
                                               $ 128,881,850   $ 65,725,771   $ 52,866,955    $ 44,695,713
                                               =============   ============   ============    ============

                                                          ACTIVELY
                                                           MANAGED      INTERMEDIATE-TERM     SHORT-TERM
                                                          BOND FUND         BOND FUND       INVESTMENT FUND
                                                          ---------         ---------       ---------------
Paid-in capital (deficit)                               $(118,039,175)    $(114,062,772)     $(27,376,172)
Accumulated income                                        206,028,281       138,029,526        45,873,695
Accumulated realized gain                                  35,907,551        15,570,938         1,256,531
Unrealized appreciation                                     7,823,747         1,039,043            28,130
                                                        -------------     -------------      ------------
                                                        $ 131,720,404     $  40,576,735      $ 19,782,184
                                                        =============     =============      ============

NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
    The Investment Funds' activity during the year in writing equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.

    A summary of the Investment Funds' option transactions written for the year follows:

VALUE EQUITY FUND

                                      NUMBER OF
                                       OPTIONS     PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------    --------
Contracts outstanding at
 September 30, 2001                       --       $     --
Options written                          250         16,414
Options exercised                         --             --
Options expired                         (250)       (16,414)
                                        ----       --------
Contracts outstanding at
 September 30, 2002                       --       $     --
                                        ====       ========

    As of September 30, 2002, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net unrealized gain of $6,377, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at September 30, 2002.

                                                                     SETTLEMENT       UNREALIZED
              FORWARD CURRENCY CONTRACTS                                DATE             GAIN
              --------------------------                                ----             ----
              Short Contracts
28,714,000     Japanese Yen for U.S. $238,574                          10/15/02           2,490
17,720,000     Japanese Yen for U.S. $147,913                          10/28/02           2,103
18,028,000     Japanese Yen for U.S. $150,128                          10/28/02           1,784
                                                                                        -------
              Net Unrealized Gain                                                       $ 6,377
                                                                                        =======

NOTE 7--FINANCIAL HIGHLIGHTS

                                                                                  CORE EQUITY FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $80.20      $118.08      $106.30       $79.41       $76.11
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income--net                                          0.37         0.60         0.33         0.37         0.58
Net realized and unrealized gain (loss) on investments        (19.77)      (38.48)       11.45        26.52         2.72
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                              (19.40)      (37.88)       11.78        26.89         3.30
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $60.80       $80.20      $118.08      $106.30       $79.41
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                  (24.19)%     (32.08)%      11.08 %      33.86 %       4.34 %

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (1.04)%      (1.01)%      (0.99)%      (0.97)%      (0.94)%
  Investment Income--net                                        0.46 %       0.60 %       0.29 %       0.37 %       0.72 %
Portfolio Turnover Rate                                        39.24 %       7.58 %       5.86 %       8.89 %       5.62 %
Net Assets at End of the Year ($1,000's)                    $128,882     $152,684     $200,691     $174,373     $176,367

                                                                                  VALUE EQUITY FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $77.46       $88.10       $72.01       $56.27       $57.36
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income--net                                          0.67         0.68         0.73         0.66         0.57
Net realized and unrealized gain (loss) on investments        (14.01)      (11.32)       15.36        15.08        (1.66)
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                              (13.34)      (10.64)       16.09        15.74        (1.09)
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $64.12       $77.46       $88.10       $72.01       $56.27
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                  (17.22)%     (12.08)%      22.34 %      27.97 %      (1.90)%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (1.26)%      (1.18)%      (1.08)%      (1.06)%      (1.12)%
  Expenses Including Expense Offsets                           (1.24)%      (1.17)%      (1.05)%      (1.02)%      (1.11)%
  Investment Income--net                                        0.84 %       0.77 %       0.91 %       0.94 %       0.93 %
Portfolio Turnover Rate                                        47.13 %      38.58 %      71.85 %      90.14 %      95.66 %
Net Assets at End of the Year ($1,000's)                     $65,726      $74,405      $88,445      $84,839      $63,931

  * Using average units basis.

                                                                            EMERGING GROWTH EQUITY FUND
                                                          ---------------------------------------------------------------
                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                           ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                       $74.78      $131.34       $80.96       $54.90       $84.47
                                                          ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment loss--net                                          (1.27)       (1.24)       (1.62)       (1.05)       (0.90)
Net realized and unrealized gain (loss) on investments       (22.46)      (55.32)       52.00        27.11       (28.67)
                                                          ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                             (23.73)      (56.56)       50.38        26.06       (29.57)
                                                          ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                             $51.05       $74.78      $131.34       $80.96       $54.90
                                                          =========    =========    =========    =========    =========
TOTAL RETURN                                                 (31.73)%     (43.06)%      62.23 %      47.47 %     (35.01)%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                    (1.99)%      (1.91)%      (1.79)%      (2.02)%      (2.01)%
  Expenses Including Expense Offsets                          (1.97)%      (1.89)%      (1.79)%      (1.99)%      (1.94)%
  Investment (loss)--net                                      (1.73)%      (1.29)%      (1.37)%      (1.55)%      (1.22)%
Portfolio Turnover Rate                                       98.10 %     102.33 %     137.97 %     222.98 %     204.41 %
Net Assets at End of the Year ($1,000's)                    $52,867      $62,503      $98,703      $76,191      $55,287

                                                                              INTERNATIONAL EQUITY FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $45.54       $61.82       $55.87       $45.44       $51.09
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income (loss)--net                                   0.22         0.25         0.09        (0.21)       (0.14)
Net realized and unrealized gain (loss) on investments         (7.91)      (16.53)        5.86        10.64        (5.51)
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                               (7.69)      (16.28)        5.95        10.43        (5.65)
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $37.85       $45.54       $61.82       $55.87       $45.44
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                  (16.89)%     (26.33)%      10.65 %      22.95 %     (11.06)%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (1.71)%      (1.62)%      (1.64)%      (1.98)%      (1.99)%
  Expenses Including Expense Offsets                           (1.71)%      (1.62)%      (1.64)%      (1.97)%      (1.94)%
  Investment Income (Loss)--net                                 0.48 %       0.45 %       0.14 %      (0.39)%      (0.27)%
Portfolio Turnover Rate                                        17.60 %      15.79 %      30.82 %     120.42 %      92.82 %
Net Assets at End of the Year ($1,000's)                     $44,696      $48,356      $56,991      $49,288      $34,083

  * Using average units basis.

                                                                             ACTIVELY MANAGED BOND FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $45.53       $39.31       $37.21       $37.73       $33.89
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income--net                                          2.66         2.78         2.67         2.32         2.19
Net realized and unrealized gain (loss) on investments          0.97         3.44        (0.57)       (2.84)        1.65
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                                3.63         6.22         2.10        (0.52)        3.84
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $49.16       $45.53       $39.31       $37.21       $37.73
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    7.97 %      15.82 %       5.64 %      (1.38)%      11.33 %

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (0.89)%      (0.85)%      (0.82)%      (0.78)%      (0.81)%
  Investment Income--net                                        5.69 %       6.54 %       7.09 %       6.17 %       6.16 %
Portfolio Turnover Rate                                        28.28 %      11.60 %      16.81 %      42.18 %      71.12 %
Net Assets at End of the Year ($1,000's)                    $131,720     $132,442     $153,930     $184,197     $162,355

                                                                             INTERMEDIATE-TERM BOND FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $40.48       $36.53       $34.54       $34.10       $31.55
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income--net                                          1.95         2.17         2.07         1.85         1.93
Net realized and unrealized gain (loss) on investments         (0.27)        1.78        (0.08)       (1.41)        0.62
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                                1.68         3.95         1.99         0.44         2.55
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $42.16       $40.48       $36.53       $34.54       $34.10
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    4.15 %      10.81 %       5.76 %       1.29 %       8.08 %

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (1.33)%      (1.24)%      (1.20)%      (1.12)%      (1.10)%
  Investment Income--net                                        4.73 %       5.62 %       5.90 %       5.40 %       5.92 %
Portfolio Turnover Rate                                        71.62 %      18.34 %      14.39 %      50.51 %     107.30 %
Net Assets at End of the Year ($1,000's)                     $40,577      $43,019      $51,805      $62,524      $59,718

  * Using average units basis.

                                                                             SHORT-TERM INVESTMENT FUND
                                                           ---------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            9/30/2002    9/30/2001    9/30/2000    9/30/1999    9/30/1998
                                                            ---------    ---------    ---------    ---------    ---------
PER UNIT OPERATING PERFORMANCE:*
  (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the Year                        $25.88       $24.56       $23.28       $22.31       $21.23
                                                           ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:

Investment income--net                                          0.52         1.19         1.26         1.05         1.06
Net realized and unrealized gain (loss) on investments         (0.05)        0.13         0.02        (0.08)        0.02
                                                           ---------    ---------    ---------    ---------    ---------
Total from Investment Operations                                0.47         1.32         1.28         0.97         1.08
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year                              $26.35       $25.88       $24.56       $23.28       $22.31
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    1.82 %       5.37 %       5.50 %       4.35 %       5.09 %

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                                     (0.80)%      (0.80)%      (0.80)%      (0.80)%      (0.80)%
  Investment Income--net                                        2.01 %       4.68 %       5.28 %       4.63 %       4.89 %
Decrease in above expense ratio due to fee waiver               0.73 %       0.70 %       0.64 %       0.46 %       0.50 %
Net Assets at End of the Year ($1,000's)                     $19,782      $20,646      $19,170      $27,286      $32,385

  * Using average units basis.

NOTE 8--SUBSEQUENT EVENT
    On September 26, 2002, the Board of Trustees of the Trust met and approved several changes relating to the investment management of the Emerging Growth Equity Fund ("EGEF"). The Board terminated HLM Management Company, Inc. ("HLM"), the subadviser responsible for managing 50% of the EGEF, effective as of the close of business on October 1, 2002. The Board also decided that the remaining portion of the EGEF, managed by Trust investment adviser RSI, will, effective October 2, 2002, be managed by a subadviser.

    Effective October 2, 2002 portfolio management of the EGEF will be split, 60%-40% between two new subadvisers, Batterymarch Financial Management, Inc. ("Batterymarch"), Boston, Massachusetts and Neuberger Berman Management Inc. ("NB"), New York, New York, under the terms of Investment Subadvisory Agreements between RSI and Batterymarch and RSI and NB, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Unitholders of RSI Retirement Trust

    In our opinion, the accompanying combined and individual statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (constituting RSI Retirement Trust, hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements for the year ended September 30, 1998, including the financial highlights for the year then ended, were audited by other independent accountants whose report dated October 30, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
November 18, 2002

2002 ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------
    On May 22, 2002, RSI Retirement Trust held its Annual Meeting of Trust Participants to consider: (1) the election of three Trustees for terms of three years, and (2) ratification or rejection of PricewaterhouseCoopers LLP as independent accountants of RSI Retirement Trust for the fiscal year ending September 30, 2002.

                        PROPOSAL 1: ELECTION OF TRUSTEES

                                      SHARES    % OF SHARES VOTED  % OF OUTSTANDING SHARES
NOMINEE:
William Dannecker
FOR:                                 6,924,906        99.77                 73.90
AGAINST:                                16,021         0.23                  0.17
ABSTAIN:                                    41       *                   *

NOMINEE:
Joseph R. Ficalora
FOR:                                 6,924,801        99.77                 73.89
AGAINST:                                16,082         0.23                  0.17
ABSTAIN:                                    41       *                   *

NOMINEE:
Maurice E. Kinkade
FOR:                                 6,925,217        99.77                 73.90
AGAINST:                                15,710         0.23                  0.17
ABSTAIN:                                    41       *                   *

    Trustees Herbert G. Chorbajian, Candace Cox, James P. Cronin, Ralph L. Hodgkins, Jr., Joseph L. Mancino, William A. McKenna, William L. Schrauth, William E. Swan and Raymond L. Willis are serving terms that did not expire during the fiscal year ended September 30, 2002.

                PROPOSAL 2: APPROVAL OF INDEPENDENT ACCOUNTANTS

                                      SHARES    % OF SHARES VOTED  % OF OUTSTANDING SHARES
FOR:                                 6,905,918        99.50                 73.69
AGAINST:                                27,746         0.40                  0.30
ABSTAIN:                                 7,303         0.10                  0.08

* Deminimus

OFFICERS
--------------------------------------------------------------------------------
William Dannecker, President
James P. Coughlin, CFA, Executive Vice President--Investments
Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
C. Paul Tyborowski, Executive Vice President
Michele A. Ward, CFA, Executive Vice President--Investments
Veronica A. Fisher, Vice President, Assistant Treasurer and Acting Treasurer Deborah A. DaGiau, Vice President
Stephen A. Hughes, Vice President
Kenneth Berkson, Vice President
G. Michael Morgenroth, First Vice President
Jan M. Schultz, Ph.D., First Vice President
Elizabeth Bello, Second Vice President
Scott Ridenour, Second Vice President

CONSULTANTS
--------------------------------------------------------------------------------
Actuarial--Retirement System Consultants Inc.
Administrative and Recordkeeping--Retirement System Consultants Inc. Investments--Hewitt Investment Group (a Division of Hewitt Associates, LLC)

INVESTMENT MANAGERS
--------------------------------------------------------------------------------
Bank of Ireland Asset Management (U.S.) Limited
Batterymarch Financial Management, Inc.--See Note 8 to Financial Statements
HLM Management Company, Inc.
Neuberger Berman Management Inc.--See Note 8 to Financial Statements
Retirement System Investors Inc.

CUSTODIAN
--------------------------------------------------------------------------------
Custodial Trust Company

DISTRIBUTOR
--------------------------------------------------------------------------------
Retirement System Distributors Inc.

TRANSFER AGENT
--------------------------------------------------------------------------------
Retirement System Consultants Inc.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP

COUNSEL
--------------------------------------------------------------------------------
Shearman & Sterling

ABOUT THE FUND'S TRUSTEES AND SENIOR OFFICERS
--------------------------------------------------------------------------------

    The following table gives background information about each member of the Fund's Board of Trustees and its senior officers. The table separately lists Trustees who are "interested trustees" of the Fund and those who are "independent trustees," a majority of the Trustees. Trustees are "interested trustees" of the Fund if they are officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup-Registered Trademark-") or by virtue of their executive positions with plan sponsors of plans of participation in the Fund that hold an interest in RSGroup-Registered Trademark-stock. The address of each Trustee and senior officer listed is: c/o RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017. Each member of the Board of Trustees oversees all seven Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

  NAME, BIRTH DATE, POSITIONS                     PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH FUND AND YEAR SERVICE BEGAN                    YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------       ------------------------------------------------------------
William Dannecker*                     President and Trustee of the Fund; Director, Chairman and
Birth Date: December 5, 1939           Chief Executive Officer of Retirement System Group Inc.;
President and Trustee                  Director of Retirement System Investors Inc.; President and
Began Serving: 1986                    Director of Retirement System Consultants Inc.; Director of
                                       Retirement System Distributors Inc.; Director of RSG
                                       Insurance Agency Inc.; Director, Chairman and Chief
                                       Operating Officer of RSGroup Trust Company.

Joseph R. Ficalora+                    Trustee of the Fund; President and Chief Executive Officer
Birth Date: August 12, 1946            of New York Community Bancorp, Inc.; Chief Executive Officer
Trustee                                of New York Community Bank; Chairman of the Community
Began Serving: 2002                    Bankers Association of New York State and Chairman of Group
                                       VI; President and Director of M.S.B. Fund, Inc.; Treasurer
                                       and Director of the Queens Chamber of Commerce; Director or
                                       Trustee of Institutional Investors Capital Appreciation
                                       Fund, Inc.; President and Trustee of the Queens Library
                                       Foundation Board; Queens Museum of Art; Queensborough
                                       Community College Fund; Forest Park Trust; and Flushing
                                       Cemetery.

Joseph L. Mancino+                     Trustee of the Fund; Chairman and Chief Executive Officer of
Birth Date: July 20, 1937              The Roslyn Savings Bank, Jericho, New York; Vice Chairman,
Trustee                                President and Chief Executive Officer of Roslyn
Began Serving: 2000                    Bancorp, Inc.; Director of Helen Keller Services For The
                                       Blind; Theodore Roosevelt Council-Boy Scouts of America;
                                       Interfaith Nutrition Network; National Center for Disability
                                       Services; Long Island University; M.S.B. Fund, Inc.; and
                                       Institutional Investors Capital Appreciation Fund, Inc.

William A. McKenna, Jr.++              Trustee of the Fund; Trustee, Chairman and Chief Executive
Birth Date: December 26, 1936          Officer, Ridgewood Savings Bank, Ridgewood, New York;
Trustee                                Trustee of St. Joseph's College; Trustee of The Catholic
Began Serving: 1998                    University of America; Director of St. Vincent's Services;
                                       Director of Boys Hope Girls Hope; Director of M.S.B.
                                       Fund, Inc.; Director of Institutional Investors Capital
                                       Appreciation Fund, Inc.; Director of Asset Management Fund;
                                       Director of Retirement System Group Inc.; Director of The
                                       Calvary Fund; Member of the Cardinal's Committee of the
                                       Laity; Member of University Council, St. John's University;
                                       Executive-in-Residence, St. John's University.

  NAME, BIRTH DATE, POSITIONS                     PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH FUND AND YEAR SERVICE BEGAN                    YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------       ------------------------------------------------------------
William E. Swan+                       Trustee of the Fund; Chairman, President and Chief Executive
Birth Date: September 25, 1947         Officer, First Niagara Bank, Lockport, New York; Chairman,
Trustee                                President and Chief Executive Officer of First Niagara
Began Serving: 1994                    Financial Group, Inc. (FNFG), Lockport, New York; Chairman
                                       of the Board of Trustees of St. Bonaventure University;
                                       Director of Federal Home Loan Bank of New York; Catholic
                                       Charities of Buffalo; Buffalo Niagara Partnership; Buffalo
                                       Niagara Enterprise; Community Bankers Association of New
                                       York State and Chairman of First Niagara Bank Foundation.

* Mr. Dannecker is an "interested trustee" of the Fund because he is an Executive Officer of RSGroup-Registered Trademark- and its subsidiary Retirement System Investors Inc., investment adviser to the Fund.

+ Messrs. Ficalora, Mancino and Swan are "interested trustees" of the Fund because they are executive officers of plan sponsors of plans of participation in the Fund that hold an interest in RSGroup-Registered Trademark- stock.

++ Mr. McKenna is an "interested trustee" of the Fund because he is a Director of RSGroup-Registered Trademark- and is an executive officer of a plan sponsor of a plan of participation in the Fund that holds an interest in RSGroup-Registered Trademark- stock.

INDEPENDENT TRUSTEES

  NAME, BIRTH DATE, POSITIONS                     PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH FUND AND YEAR SERVICE BEGAN                    YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------       ------------------------------------------------------------
Herbert G. Chorbajian                  Trustee of the Fund; Vice Chairman of Charter One Financial,
Birth Date: September 4, 1938          Inc; Chairman and Chief Executive Officer from October 1990
Trustee                                and President and Director from June 1985 to November 1998
Began Serving: 1994                    of ALBANK, FSB, Albany, New York; Chairman, President and
                                       Chief Executive Officer of ALBANK Financial Corporation,
                                       Albany, New York from December 1991 to November 1998;
                                       Director of the New York Business Development Corporation;
                                       Director or Trustee of the Northeast Health
                                       Foundation, Inc.; the Albany College of Pharmacy; and the
                                       Albany Cemetery Association.

Candace Cox                            Trustee of the Fund; Managing Director, Emerald Capital
Birth Date: August 26, 1951            Advisors, LLC; formerly Director of Institutional
Trustee                                Investments with Lord Abbett & Co. from December 1999 to
Began Serving: 1992                    February 2000; President and Chief Investment Officer, Bell
                                       Atlantic (formerly NYNEX) Asset Management Company from
                                       November 1995 to May 1998; Director of New York City
                                       affiliate of American Heart Association.

James P. Cronin                        Trustee of the Fund; President, Treasurer and Chief
Birth Date: June 10, 1945              Executive Officer of The Dime Savings Bank of Norwich,
Trustee                                Norwich, Connecticut; Director or Trustee of Mutual
Began Serving: 1997                    Investment Fund of Connecticut; Hartford Mutual Investment
                                       Fund; Norwich Free Academy; St. Jude Common; John S.
                                       Blackmar Fund; W.W. Bockus Hospital; and RSGroup Trust
                                       Company.

Ralph L. Hodgkins, Jr.                 Trustee of the Fund; retired Vice President, Peoples
Birth Date: August 3, 1933             Heritage Bank, Portland, Maine from September 1994 to March
Trustee                                1995; formerly President and Chief Executive Officer, Mid
Began Serving: 1983                    Maine Savings Bank, FSB, Auburn, Maine.

Maurice E. Kinkade                     Trustee of the Fund; Adjunct Professor of Finance, Marist
Birth Date: January 10, 1942           College; formerly Director of Development, Maplebrook
Trustee                                School, Amenia, New York, from September 1994 to June 2001.
Began Serving: 1987

William L. Schrauth                    Trustee of the Fund; retired President and Chief Executive
Birth Date: April 25, 1935             Officer, SBU Bank (formerly The Savings Bank of Utica),
Trustee                                Utica, New York from August 1977 to December 2000; Director
Began Serving: 1981                    of SBU Bank and Partners Trust Financial Group; Director of
                                       RSGroup Trust Company.

  NAME, BIRTH DATE, POSITIONS                     PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH FUND AND YEAR SERVICE BEGAN                    YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------       ------------------------------------------------------------
Raymond L. Willis                      Trustee of the Fund; private investments; Chairman, U.T.C.
Birth Date: January 12, 1936           Pension Trust, Ltd.; President, U.T. Insurance Ltd.;
Trustee                                Director of Association of Private Pension and Welfare
Began Serving: 1985                    Plans; and Trustee of Employee Benefits Research Institute.

SENIOR OFFICERS

  NAME, BIRTH DATE, POSITIONS                     PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH FUND AND YEAR SERVICE BEGAN                    YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------       ------------------------------------------------------------
James P. Coughlin, CFA                 Executive Vice President-Investments of the Fund; Director,
Birth Date: June 26, 1936              Executive Vice President and Chief Investment Officer of
Executive Vice President -             Retirement System Group Inc.; and President of Retirement
Investments                            System Investors Inc.
Began Employment: 1984

Stephen P. Pollak                      Executive Vice President, Counsel and Secretary of the Fund;
Birth Date: August 27, 1945            Director, Executive Vice President, Counsel and Secretary of
Executive Vice President,              Retirement System Group Inc.; Director, Vice President and
Counsel                                Secretary of Retirement System Consultants Inc.; Director,
and Secretary                          Vice President, Secretary and Compliance Officer of
Began Employment: 1986                 Retirement System Distributors Inc.; Director, Vice
                                       President and Secretary of Retirement System Investors Inc.;
                                       Director and President of RSG Insurance Agency Inc.;
                                       Director, Executive Vice President, Counsel and Secretary of
                                       RSGroup Trust Company; and Secretary of The Multi-Bank
                                       Association of Delaware, Newark, Delaware.

Michele A. Ward, CFA                   Executive Vice President-Investments of the Fund; Executive
Birth Date: January 4, 1961            Vice President and Senior Investment Officer of Retirement
Executive Vice President -             System Group Inc.; Senior Investment Officer of Retirement
Investments                            System Investors Inc.; formerly a partner and portfolio
Began Employment: 2002                 manager at Columbus Circle Investors, Stamford, Connecticut from 1993 to 2002.

    The Statement of Additional Information (SAI) contains additional information about the Fund's Board of Trustees and its senior officers. The SAI is available to Unitholders without charge, by calling 800-772-3615.

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BROKER/DEALER:
RETIREMENT SYSTEM
Distributors Inc.

317 Madison Avenue
New York, NY  10017-5201